    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 16, 1995


                                                SECURITIES ACT FILE NO. 33-50716
                                        INVESTMENT COMPANY ACT FILE NO. 811-7104
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [x]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                         POST-EFFECTIVE AMENDMENT NO. 7                      [x]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [x]
                                AMENDMENT NO. 9                              [x]


                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------


             MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST II
               (FORMERLY, 'KIDDER, PEABODY INVESTMENT TRUST II')
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                1285 AVENUE OF THE AMERICAS
                    NEW YORK, NEW YORK                                                  10019
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                                    (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 713-2000



                           DIANNE E. O'DONNELL, ESQ.
                    MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)



                                   COPIES TO:
                               JON S. RAND, ESQ.
                            WILLKIE FARR & GALLAGHER
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                         NEW YORK, NEW YORK 10022-4669


                            ------------------------



     It is proposed that this filing will become effective:



              ___ immediately upon filing pursuant to Rule 485(b).


              _____ on                       pursuant to Rule 485(b).


              _X_ 60 days after filing pursuant to Rule 485(a)(1).


              _____ on               pursuant to Rule 485(a)(1).


              _____ 75 days after filing pursuant to Rule 485(a)(2).


              _____ on ____________________ pursuant to Rule 485(a)(2).


     If appropriate, check the following box:



      _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S FISCAL PERIOD ENDED JUNE 30, 1995 WAS FILED ON AUGUST 30, 1995.


________________________________________________________________________________

             MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST II
                                   FORM N-1A
                             CROSS REFERENCE SHEET





     This filing is made to update the Prospectus and Statement of Additional Information of PaineWebber Emerging Markets Equity Fund (formerly Kidder, Peabody Emerging Markets Equity Fund). No changes are hereby made to the currently effective Prospectus or Statement of Additional Information of Mitchell Hutchins/Kidder, Peabody Municipal Bond Fund and Mitchell Hutchins/Kidder, Peabody Global High Income Fund, which are incorporated by reference to Post-Effective Amendment No. 6 to this registration statement filed on October 28, 1994.



                    PAINEWEBBER EMERGING MARKETS EQUITY FUND


 PART A
ITEM NO.                                                                        PROSPECTUS HEADING
------------------------------------------------------------  ------------------------------------------------------
  1.  Cover Page............................................  Cover Page
  2.  Synopsis..............................................  Fee Table; Highlights
  3.  Condensed Financial Information.......................  Financial Highlights
  4.  General Description of Registrant.....................  Cover Page; Investment Objective and Policies; General
                                                                Information
  5.  Management of the Fund................................  Fee Table; Investment Objective and Policies;
                                                                Management of the Fund
 5A.  Management's Discussion of Fund Performance...........  Not applicable (in the annual report)
  6.  Capital Stock and Other Securities....................  Dividends, Distributions and Taxes; General
                                                                Information
  7.  Purchase of Securities Being Offered..................  Purchase of Shares; Determination of Net Asset Value;
                                                                Exchange Privilege; Distributor
  8.  Redemption or Repurchase..............................  Redemption of Shares
  9.  Legal Proceedings.....................................  Not applicable

 PART B                                                                      HEADING IN STATEMENT OF
ITEM NO.                                                                      ADDITIONAL INFORMATION
------------------------------------------------------------  ------------------------------------------------------
 10.  Cover Page............................................  Cover Page
 11.  Table of Contents.....................................  Contents
 12.  General Information and History.......................  Not applicable
 13.  Investment Objective and Policies.....................  Investment Objective and Policies
 14.  Management of the Fund................................  Management of the Fund
 15.  Control Persons and Principal Holders of Securities...  Principal Shareholders
 16.  Investment Advisory and Other Services................  Management of the Fund
 17.  Brokerage Allocation and Other Practices..............  Investment Objective and Policies
 18.  Capital Stock and Other Securities....................  Redemption of Shares; General Information
 19.  Purchase, Redemption and Pricing of Securities Being
        Offered.............................................  Redemption of Shares; Determination of Net Asset
                                                                Value; Exchange Privilege
 20.  Tax Status............................................  Taxes
 21.  Underwriters..........................................  Management of the Fund
 22.  Calculation of Performance Data.......................  Determination of Performance
 23.  Financial Statements..................................  Financial Statements


PART C


     Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                          PAINEWEBBER EMERGING MARKETS
                                  EQUITY FUND
                          1285 Avenue of the Americas
                            New York, New York 10019



  Professional Management
  Portfolio Diversification
  Dividend and Capital Gain
   Reinvestment
  Flexible PricingSM
  Low Minimum Investment
  Automatic Investment Plan
  Systematic Withdrawal Plan
  Exchange Privileges
  Suitable for Retirement Plans



The Fund is a series of Mitchell Hutchins/Kidder, Peabody Investment Trust II ('Trust'). This Prospectus concisely sets forth information about the Fund a prospective investor should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 1, 1995 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.



                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH
     COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS  PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



PROSPECTIVE WISCONSIN INVESTORS SHOULD NOTE THAT THE FUND MAY INVEST UP TO 10% OF ITS NET ASSETS IN RESTRICTED SECURITIES (OTHER THAN RULE 144A SECURITIES
 DETERMINED  TO BE LIQUID  BY THE TRUST'S  BOARD OF TRUSTEES)  AND MAY BORROW
   FROM BANKS FOR LEVERAGING PURPOSES (ALTHOUGH IT HAS NO INTENTION OF DOING
    SO IN THE FORESEEABLE FUTURE). INVESTMENT IN RESTRICTED SECURITIES (OTHER THAN SUCH RULE 144A SECURITIES) IN EXCESS OF 5% OF THE FUND'S
     TOTAL ASSETS AND BORROWING FOR LEVERAGING PURPOSES MAY BE  CONSIDERED
      SPECULATIVE ACTIVITIES AND MAY RESULT IN
                              GREATER RISK AND INCREASED FUND EXPENSES.



                            ------------------------
                The date of this Prospectus is November 1, 1995
                            PAINEWEBBER MUTUAL FUNDS

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT
                                LAWFULLY BE MADE.



                            ------------------------

                               PROSPECTUS SUMMARY



     See the body of the Prospectus for more information on the topics discussed in this summary.



The Fund:                       PaineWebber  Emerging Markets  Equity Fund  ('Fund') is  a diversified  series of
                                Mitchell Hutchins/Kidder,  Peabody Investment  Trust  II ('Trust'),  an  open-end management investment company.
Investment Objective and        Long term capital appreciation; invests primarily in equity securities of issuers
  Policies:                     in the securities markets of newly industrializing countries ('Emerging Markets')
                                in  Asia, Latin  America, the  Middle East,  Southern Europe,  Eastern Europe and
                                Africa.
Total Net Assets at September   [$           ] million
  30, 1995:
Investment Adviser and          Mitchell  Hutchins  Asset  Management   Inc.  ('Mitchell  Hutchins'),  an   asset
  Administrator:                management  subsidiary  of  PaineWebber  Incorporated  ('PaineWebber'  or  'PW'),
                                manages over [$     ] billion in assets. See 'Management.'
Sub-Adviser:                    Emerging  Markets  Management  ('EMM'  or  'Sub-Adviser')  manages  approximately
                                [$        ] billion in assets. See 'Management.'
Purchases:                      Shares  of beneficial interest are  available exclusively through PaineWebber and its correspondent firms  for investors who  are clients of  PaineWebber or  those firms  ('PaineWebber clients') and,  for other investors,  through PFPC Inc., the
                                Fund's transfer agent ('Transfer Agent').
Flexible Pricing System:        Investors may select  Class A,  Class B  or Class C  shares, each  with a  public offering  price that  reflects different  sales charges  and expense  levels. See
                                'Flexible Pricing System,' 'Purchases,' 'Redemptions' and 'Conversion of Class  B
                                Shares.'
Class A Shares                  Offered  at net asset value plus any  applicable sales charge (maximum is 4.5% of the public offering price).

Class B Shares                  Offered at net asset value (a maximum  contingent deferred sales charge of 5%  of redemption  proceeds is imposed  on certain redemptions made  within six years of date of  purchase). Class  B shares  automatically convert  into Class  A  shares
                                (which pay lower ongoing expenses) approximately six years after purchase.
Class C Shares                  Offered at net asset value without an initial or contingent deferred sales charge
                                (a  contingent deferred sales charge  of 1% of redemption  proceeds is imposed on certain redemptions made within one year of purchase). Class C shares pay  higher ongoing expenses than Class A shares and do not convert into another Class.
Exchanges:                      Shares may be exchanged for shares of the corresponding Class of most PaineWebber mutual funds.
Redemptions:                    PaineWebber  clients  may  redeem through  PaineWebber;  other  shareholders must redeem through the Transfer Agent.
Dividends:                      Declared and paid annually;  net capital gain also  is distributed annually.  See
                                'Dividends, Distributions and Taxes.'
Reinvestment:                   All  dividends and capital gain distributions are paid in Fund shares of the same
                                Class at net asset value unless the shareholder has requested cash.
Minimum Purchase:               $1,000 for first purchase; $100 for subsequent purchases.



Other Features:
  Class A Shares                 Automatic investment plan    Quantity discounts on initial sales charge
                                 Systematic withdrawal plan   365-day reinstatement privilege
                                 Rights of accumulation
  Class B Shares                 Automatic investment plan    Systematic withdrawal plan
  Class C Shares                 Automatic investment plan    Systematic withdrawal plan



     WHO SHOULD INVEST. The Fund invests primarily in equity securities of issuers in Emerging Markets in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa and is designed for investors who are seeking long-term capital appreciation. The Fund's risk factors are summarized below and are described in more detail under 'Investment Objective and Policies -- Risk Factors and Special Considerations.' While the Fund is not intended to provide a complete or balanced investment program, it can serve as one component of an investor's long-term program to accumulate assets, for instance, for retirement, college tuition or other major goals.



     RISK FACTORS. There can be no assurance that the Fund will achieve its investment objective, and the Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. Investors in the Fund should be able to assume the special risks of investing in foreign securities, which include possible adverse political, social and economic developments abroad and differing characteristics of foreign economies and securities markets. There is often less information publicly available about foreign issuers. These risks are greater with respect to securities of issuers located in Emerging Markets. Most of the foreign securities held by the Fund are denominated in foreign currencies, and the value of these investments thus can be adversely affected by fluctuations in foreign currency values. Some foreign currencies can be volatile and may be subject to governmental controls or intervention. The use of options, futures contracts and forward currency contracts also entails special risks. Prospective investors are urged to read 'Investment Objective and Policies' at pages 15-18 for more complete information about risk factors.



     EXPENSES OF INVESTING IN THE FUND. The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.



                      SHAREHOLDER TRANSACTION EXPENSES(1)



                                                                                    CLASS A     CLASS B     CLASS C
                                                                                    -------     -------     -------

Maximum sales charge on purchases of shares (as a percentage of public offering
  price).........................................................................    4.5%        None        None
Sales charge on reinvested dividends.............................................    None        None        None
Maximum contingent deferred sales charge (as a percentage of redemption
  proceeds)......................................................................   None(2)       5%         1%(3)



                       ANNUAL FUND OPERATING EXPENSES(4)
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                                                                    CLASS A     CLASS B     CLASS C
                                                                                    -------     -------     -------
Management fees..................................................................    1.62%       1.62%       1.62%
12b-1 fees(5)....................................................................     0.25        1.00        1.00
Other expenses...................................................................
                                                                                    -------     -------     -------
Total operating expenses.........................................................         %           %           %
                                                                                    -------     -------     -------
                                                                                    -------     -------     -------



------------



     (1) Sales charge waivers are available for Class A and Class B shares and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. See 'Purchases.'



     (2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If shares are redeemed within one year of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See 'Purchases.'



     (3) If Class C shares are redeemed within one year of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See 'Purchases.'



     (4) See 'Management' for additional information. The management fee payable to Mitchell Hutchins is greater than the management fee paid by most funds. All expenses, except for Class B shares, are those actually incurred for the fiscal year ended June 30, 1995. Class B shares 'other expenses' are based on estimates for the Fund's current fiscal year.

     (5) 12b-1 fees have two components, as follows:


                                                                                       CLASS A    CLASS B    CLASS C
                                                                                       -------    -------    -------

12b-1 service fees..................................................................     0.25%      0.25%      0.25%
12b-1 distribution fees.............................................................     0.00       0.75       0.75

     12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

     An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:


                                                                                     ONE     THREE    FIVE      TEN
                                                                                     YEAR    YEARS    YEARS    YEARS
                                                                                     ----    -----    -----    -----

Class A Shares(1).................................................................   $        $       $        $
Class B Shares:
     Assuming a complete redemption at end of period(2)(3)........................   $        $       $        $
     Assuming no redemption(3)....................................................   $        $       $        $
Class C Shares....................................................................   $        $       $        $


------------

(1) Assumes deduction at the time of purchase of the maximum 4.5% initial sales charge.

(2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.

(3) Ten-year figures assume conversion of Class B shares to Class A shares at end of sixth year.

     This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ('SEC') applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of any Class of the Fund's shares.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to each Class of the Fund's shares will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

                              FINANCIAL HIGHLIGHTS



The table below provides selected per share data and ratios for one Class A share and one Class C share of the Fund for each of the periods shown. No Class B shares were outstanding during such periods. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1995, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, and the financial information appearing in the table below, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge.



                                                                         Class A                      Class C
                                                                --------------------------   --------------------------
                                                                  For the        Period        For the        Period
                                                                 Year ended      ended        Year ended      ended
                                                                  June 30,      June 30,       June 30,      June 30,
                                                                    1995        1994`D'          1995        1994`D'
                                                                ------------  ------------   ------------  ------------

Net asset value, beginning of period...........................   $  10.79      $  12.00       $  10.75      $  12.00
                                                                ------------  ------------   ------------  ------------
Increase (decrease) from investment operations:
Net investment income (loss)...................................      (0.04)         0.04          (0.17)       --
Net realized and unrealized losses from investment
  transactions.................................................      (0.97)        (1.25)         (0.90)        (1.25)
                                                                ------------  ------------   ------------  ------------
Net decrease in net assets resulting from investment
  operations...................................................      (1.01)        (1.21)         (1.07)        (1.25)
                                                                ------------  ------------   ------------  ------------
Less dividends to shareholders from:
Net investment income..........................................      (0.05)       --              (0.01)       --
                                                                ------------  ------------   ------------  ------------
Net asset value, end of period.................................   $   9.73      $  10.79       $   9.67      $  10.75
                                                                ------------  ------------   ------------  ------------
                                                                ------------  ------------   ------------  ------------
Total Investment Return(1).....................................      (9.29)%      (10.08)%       (10.01)%      (10.42)%
                                                                ------------  ------------   ------------  ------------
                                                                ------------  ------------   ------------  ------------
Ratios/Supplemental Data:
    Net assets, end of period (000's omitted)..................   $ 33,043      $ 46,758       $ 18,551      $ 26,721
Ratios of expenses, net of fee waivers and expense
  reimbursements, to average net assets........................       2.44%         2.47%*         3.19%         3.22%*
Ratios of expenses, before fee waivers and expense
  reimbursements, to average net assets........................       2.54%         2.47%*         3.29%         3.22%*
Ratios of net investment income to avarage net assets..........      (0.76)%        0.72%*        (1.50)%       (0.03)%*
Portfolio turnover.............................................      76.07%         8.11%         76.07%         8.11%


------------------------


 * Annualized.


 `D' From January 19, 1994 (Commencement of Operations) to June 30, 1994.


(1) Total investment return is calculated assuming a $1,000 investment in Fund shares on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results of Class A shares would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

                            FLEXIBLE PRICING SYSTEM



DIFFERENCES AMONG THE CLASSES



      The primary distinctions among the Classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of distribution fees. These differences are summarized in the table below. Each Class has distinct advantages and disadvantages for different investors, and investors may choose the Class that best suits their circumstances and objectives.



                                                   ANNUAL 12B-1 FEES
                                                (AS A % OF AVERAGE DAILY
                    SALES CHARGE                      NET ASSETS)                    OTHER INFORMATION
          --------------------------------  --------------------------------  --------------------------------

CLASS A   Maximum initial sales charge of   Service fee of 0.25%              Initial sales charge waived or
          4.5% of the public offering                                         reduced for certain purchases
          price
CLASS B   Maximum contingent deferred       Service fee of 0.25%;             Shares convert to Class A shares
          sales charge of 5% of redemption  distribution fee of 0.75%         approximately six years after
          proceeds; declines to zero after                                    issuance
          six years
CLASS C   Contingent deferred sales charge  Service fee of 0.25%;                            --
          of 1% of redemption proceeds if   distribution fee of 0.75%
          redeem within first year after
          purchase



FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES



      In deciding which Class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances:



      SALES CHARGES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in the Fund. Class B shares are sold with no initial sales charge, but a contingent deferred sales charge of up to 5% of the redemption proceeds applies to redemptions made within six years of purchase. Class C shareholders pay no initial or contingent deferred sales charges, although a contingent deferred sales charge of 1.00% applies to certain redemptions of Class C shares made within the first year after purchase. Thus, the entire amount of a Class B or Class C shareholder's purchase price is immediately invested in the Fund.



      WAIVERS AND REDUCTIONS OF CLASS A SALES CHARGES. Class A share purchases over $50,000 and Class A share purchases made under the Fund's reduced sales charge schedule may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any reduced sales charges on Class A shares for which they may be eligible.

      The entire initial sales charge on Class A shares is waived for certain eligible purchasers. Because Class A shares bear lower ongoing annual expenses than Class B shares or Class C shares, investors eligible for complete waivers should purchase Class A shares.



      ONGOING ANNUAL EXPENSES. All three Classes of Fund shares pay an annual 12b-1 service fee of 0.25% of average daily net assets. Class B and Class C shares pay an annual 12b-1 distribution fee of 0.75% of average daily net assets. Annual 12b-1 distribution fees are a form of asset-based sales charge. An investor should consider both ongoing annual expenses and initial or contingent deferred sales charges in estimating the costs of investing in the respective Classes of Fund shares over various time periods.



      For example, assuming a constant net asset value, the cumulative distribution fees on the Class B or Class C shares and the 4.5% maximum initial sales charge on the Class A shares would all be approximately equal if the shares were held for six years. Because Class B shares convert to Class A shares (which do not bear the expense of ongoing distribution fees) approximately six years after purchase, an investor expecting to hold shares of the Fund for longer than six years would generally pay lower cumulative expenses by purchasing Class A or Class B shares than by purchasing Class C shares. An investor expecting to hold shares of the Fund for less than six years would generally pay lower cumulative expenses by purchasing Class C shares than by purchasing Class A shares, and, due to the contingent deferred sales charges that would become payable on redemption of Class B shares, such an investor would generally pay lower cumulative expenses by purchasing Class C shares than Class B shares.



      The foregoing examples do not reflect, among other variables, the cost or benefit of bearing sales charges or distribution fees at the time of purchase, upon redemption or over time, nor can they reflect fluctuations in the net asset value of Fund shares, which will affect the actual amount of expenses paid. Expenses borne by Classes may differ slightly because of the allocation of other Class-specific expenses. The 'Example of Effect of Fund Expenses' under 'Prospectus Summary' shows the cumulative expenses an investor would pay over time on a hypothetical investment in each Class of Fund shares, assuming an annual return of 5%.



OTHER INFORMATION



      PaineWebber   investment  executives  may   receive  different  levels  of
compensation for selling one particular Class of Fund shares rather than another. Investors should understand that distribution fees and initial and contingent deferred sales charges all are intended to compensate Mitchell Hutchins for distribution services.



      See 'Purchases,' 'Redemptions' and 'Management' for a more complete description of the initial and contingent deferred sales charges, service fees and distribution fees for the three Classes of shares. See also 'Conversion of Class B Shares,' 'Dividends, Distributions and Taxes,' 'Valuation of Shares' and 'General Information' for other differences among the three Classes.


                       INVESTMENT OBJECTIVE AND POLICIES

OBJECTIVE


      The Fund's investment objective is long term capital appreciation. The Fund seeks to achieve its objective through investment in a diversified portfolio consisting primarily of equity securities of issuers in Emerging Mar-kets in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.



      There can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. The Fund's investment objective and certain investment limitations, as described in the Statement of Additional Information, are fundamental policies and may not be changed without shareholder approval. All other investment policies may be changed by the Trust's board of trustees without shareholder approval.


INVESTMENT SELECTION PROCESS


      The Sub-Adviser's efforts focus primarily on asset allocation among selected Emerging Markets and, secondarily, on issuer selection within those markets. In addition to considerations relating to a particular market's investment restrictions and tax barriers, this asset allocation is based on other relevant factors including the outlook for economic growth, currency exchange rates, commodity prices, interest rates, political factors and the stage of the local market cycle in the market. The Sub-Adviser expects to spread the Fund's investments over geographic as well as economic sectors. Generally, the Sub-Adviser does not intend to invest more than two-thirds of the Fund's total assets in any single region (Asia, Latin America, Middle East, Southern Europe, Eastern Europe or Africa) or 35% in any single country. Under no circumstances will the Sub-Adviser invest more than 25% of the Fund's total assets in any single industry. Within each Emerging Market, the Fund will be diversified through investments in a number of local companies characterized by attractive valuation relative to expected growth.



      MARKET SELECTION. As of September 30, 1995, there were over 60 newly industrializing and developing countries having equity markets. The 18 most accessible of these markets had a total market capitalization of approximately U.S. [$1.729] trillion and over [7,700] listed stocks. A number of the Emerging Markets are not yet easily accessible to foreign investors and have unattractive tax barriers or insufficient liquidity to make significant investments by the Fund feasible or attractive. However, many of the largest of the Emerging Markets have, in recent years, liberalized access and the Sub-Adviser expects more to do so over the coming few years.


      Selections are made among Emerging Markets based on various factors including:


          MARKET FACTORS -- including the relative attractiveness of the market in comparison with its historic performance and with the performance of other emerging and world markets on the basis of fundamental values (e.g., price/earnings, price/book value, earnings momentum, volatility, dividend yield and debt/equity). The Sub-Adviser employs a computerized global and emerging market asset allocation model as one of its methods to assess the relative attractiveness of each Emerging Market based on these factors.


          MACRO-ECONOMIC  FACTORS  --  including  the  outlook  for  currencies,
     interest   rates,   commodities,  economic   growth,   inflation,  business
     confidence and private sector initiative.

          POLITICAL FACTORS -- including the stability of the current government and its attitudes towards foreign investment, private sector initiative and development of capital markets.

          MARKET DEVELOPMENT -- the development of the market relative to North American markets in terms of market capitalization, level of trading activity, sophistication of capital market activities and shareholder protection.

          INVESTMENT RESTRICTIONS -- including the level of foreign ownership allowed, the method of investment allowed (e.g., direct investment or through authorized investment funds), required holding periods, ability to repatriate earnings and applicable tax legislation.

      Based on these and other factors, the portfolio is evaluated and, if necessary, adjusted on at least a quarterly basis to ensure that it conforms to the objective and policies of the Fund. Each of the Emerging Markets in which the Fund may invest is also monitored on a continuous basis and tactical shifts in portfolio allocation are made, when required, based on new developments.


      Emerging Markets in which the Fund intends to invest are currently expected to be selected from the following [28] Emerging Markets and republics:



ASIA:           Bangladesh,  China, Hong
                Kong, India,  Indonesia,
                Korea, Malaysia,
                Pakistan,    Papua   New
                Guinea, Philippines,
                Singapore,  Sri   Lanka,
                Republic of China
                (Taiwan), Thailand

LATIN AMERICA:  Argentina, Bolivia,
                Brazil,   Chile,  Colum-
                bia, Mexico, Peru,
                Venezuela
EUROPE/MIDDLE
  EAST:         The   Czech    Republic,
                Commonwealth    of   In-
                dependent States,
                Greece, Hungary, Jordan,
                Poland, Portugal, Turkey

AFRICA:         Mauritius, Morocco,
                South Africa



      The foregoing list of Emerging Markets is not exhaustive. As used in this Prospectus, the countries that will not be considered Emerging Markets include:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Spain, Norway, Sweden,
Switzerland, United Kingdom and the United States. Under normal market conditions, the Fund will invest a minimum of 65% of its total assets in equity securities of issuers in Emerging Markets and will maintain investments in at least three Emerging Markets. In a number of the countries, investment is presently allowed exclusively or predominantly through existing or newly formed authorized investment funds. See 'Types of Portfolio Investments' below. These restrictions are gradually easing and the Fund anticipates that it will be able to make investments in individual stocks in these countries as their attitude towards foreign investment improves. The Sub-Adviser expects that over the coming years a number of countries other than those listed above are likely to become potential candidates for investment by the Fund, including Uruguay, Ivory Coast, Jamaica, Kenya, Nigeria, Slovakia and Zimbabwe.



      INVESTMENT SELECTION. Within each Emerging Market, the Fund invests in a selection of companies that are characterized by attractive valuation. Using various data bases and sources of investment information, the Sub-Adviser screens each market for companies available for investment. In order to be considered for investment, companies must legally permit investment by foreigners, have a market capitalization of over $15 million and show sufficient liquidity based on trading volume and shares outstanding. From among this group, investments are systemati-cally screened for fundamental value based on a number of standards, including price to earnings ratio, price to book value ratio, earnings momentum, dividend yield and debt to equity ratio. The purpose of this screening is to eliminate investments in companies considered inappropriate due to inadequate liquidity or unacceptable risk factors. Decisions on issuer selection are often influenced by on-site visits to issuers. The resulting selection of investments is intended to provide a broad group of attractively valued investments available to foreign investors in each Emerging Market.


      USE OF QUANTITATIVE TECHNIQUES. The Sub-Adviser has developed and will use a proprietary asset allocation model to assist in the selection of markets and individual stocks. Making use of long term historical data on at least 1,000 of the most actively traded stocks in the target markets as well as additional data for recent years and earnings forecasts, the Sub-Adviser estimates the relationship between the fair value and price levels of markets based on a variety of fundamental indicators. Statistical techniques are employed that help determine those indicators that are relevant in particular cases. The model evaluates markets in historical and prospective terms taking into consideration interest rates, inflation and currency developments. While following a disciplined, systematic approach to investment selection, the Sub-Adviser combines the results from computerized screening techniques with market, industry, economic and political information.


TYPES OF PORTFOLIO INVESTMENTS


      An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies: (1) the principal securities trading market for which is in an Emerging Market; (2) whose principal trading market is in any country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in Emerging Markets; or (3) that are organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to eligibility are made by the Sub-Adviser based on publicly available information and inquiries made to the companies.


      The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ('ADRs'), which are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies, and which represent the deposit with those entities of securities of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through 'sponsored' or 'unsponsored' arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

      The Fund, in addition to investing in foreign securities in the form of ADRs, may purchase European Depositary Receipts ('EDRs'), which are sometimes referred to as Continental Depositary Receipts ('CDRs'). EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

      In certain countries that currently prohibit direct foreign investment in the securities of their companies, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through investment funds that have been specifically authorized to invest directly in the relevant market. The Fund may invest in these investment funds and registered investment companies subject to the provisions of the 1940 Act. Under the 1940 Act, the Fund, subject to certain exceptions, may invest a maximum of 10% of its total assets in the securities of other investment companies, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company and the Fund may not own more than 3% of the securities of any one investment company. If the Fund invests in investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees, if any.

      Although the Fund does not intend to do so in the foreseeable future, the Fund may hedge all or a portion of its portfolio investments through stock options, stock index options, futures contracts and options thereon and short sales and may hedge all or a portion of its exposure to foreign currencies in which its investments are, or are anticipated to be, denominated through currency futures contracts and options thereon, and options on foreign currencies. Currently, these financial instruments are only rarely available in Emerging Markets and the Fund will not engage in transactions involving these instruments prior to providing appropriate disclosure to investors. Although it has no intention of doing so in an amount exceeding 5% of its total assets in the foreseeable future, the Fund may lend its portfolio securities, as described in the Statement of Additional Information. The Fund intends to engage in transactions involving forward currency contracts. See 'Investment Techniques and Strategies' below.


      Up to 15% of the value of the Fund's total assets may be invested in illiquid securities, which are securities lacking readily available markets, including: (1) repurchase agreements not maturing within seven days, (2) time deposits with maturities in excess of seven days and (3) securities whose disposition is restricted as to resale in the principal market in which they are traded (other than Rule 144A securities determined to be liquid by the Trust's board of trustees). Under Ohio law, such Rule 144A securities are considered restricted securities. Therefore, to the extent that the Fund invests in Rule 144A securities, Ohio investors should note that the Fund may invest more than 15% of its assets in restricted securities.



      The Fund may hold up to 35% of its total assets in cash or invest in money market instruments and in excess of that amount when the Sub-Adviser determines that unstable market, economic, political or currency conditions abroad warrant adoption of a temporary defensive posture. To the extent that it holds cash or invests in money market instruments, the Fund may not achieve its investment objective.


      Pending the investment of funds resulting from the sale of Fund shares or the liquidation of portfolio holdings, or during temporary defensive periods or in order to have available highly liquid assets to meet anticipated redemptions of Fund shares or to pay the Fund's operating expenses, the Fund may invest in the following types of money market instruments: securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ('Government Securities'); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of foreign or domestic banks and other banking institutions having total assets in excess of $500 million); commercial paper, including variable and floating rate notes, rated no lower than A-1 by Standard & Poor's or Prime-1 by Moody's Investors Service, Inc., or the equivalent rating from another major rating service, or, if unrated, of an issuer having an outstanding unsecured debt issue then rated within the three highest rating categories; and repurchase agreements meeting the conditions described below under 'Investment Techniques and Strategies -- Repurchase Agreements.' Except during temporary defensive periods, the Fund will not invest more than 35% of its assets in money market instruments. At no time will the Fund's investments in bank obligations, including time deposits, exceed 25% of the value of its assets.


      The Fund is authorized to invest in obligations of foreign banks or foreign branches of domestic banks that are traded in the United States or outside the United States, but that are denominated in U.S. dollars. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

      Among the Government Securities that may be held by the Fund are instruments that are supported by the full faith and credit of the United States; instruments that are supported by the right of the issuer to borrow from the U.S. Treasury; and instruments that are supported solely by the credit of the instrumentality. The Fund may invest up to 5% of its total assets in exchange rate-related Government Securities, which are described in the Statement of Additional Information.

INVESTMENT TECHNIQUES AND STRATEGIES

The Fund, in seeking to meet its investment objective, is authorized to engage in any one or more of the specialized investment techniques and strategies described below:

      FORWARD CURRENCY TRANSACTIONS. The Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange takes place will be negotiated and fixed for the term of the contract at the time that the Fund enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions.

The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions.

      Upon maturity of a forward currency contract, the Fund may (1) pay for and receive the underlying currency, (2) negotiate with the dealer to rollover the contract into a new forward currency contract with a new future settlement date or (3) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader providing for the Fund's paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Fund may also be able to negotiate such an offset prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to the Fund.

      The Fund's dealings in forward foreign exchange is limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (this practice being referred to as a 'cross-hedge').


      In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Sub-Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of the Fund's aggregate investments in foreign currencies. See the Statement of Additional Information for a further discussion of forward currency contracts.



      REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Fund may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. Thus, repurchase agreements are considered to be collateralized loans. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement of the Fund are monitored on an ongoing basis by the Sub-Adviser or Mitchell Hutchins to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Sub-Adviser or Mitchell Hutchins also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements.


      WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Fund enters into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a 'when, as and if issued' basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash, Government Securities or other liquid high-grade debt obligations in an amount equal to the amount of its when-issued or delayed-delivery purchase commitments.

INVESTMENT RESTRICTIONS

      The Trust has adopted certain fundamental investment restrictions with respect to the Fund that may not be changed without approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Included among those fundamental restrictions are the following:


          1. The Fund will not lend money to other persons, except through purchasing debt obligations, lending portfolio securities in an amount not to exceed 33- 1/3% of the value of the Fund's total assets and entering into repurchase agreements.



          2. The Fund may borrow from banks for leveraging purposes (although it has no intention of doing so in the foreseeable future), as well as the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33- 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.


      The risks of borrowing for investment purposes, as well as certain other investment restrictions adopted by the Trust with respect to the Fund, are described in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS

      Investing in the Fund involves risks and special considerations, such as those described below:

      GENERAL. An investment in shares of the Fund should not be considered to be a complete investment program. The value of the Fund's investments, and as a result the net asset values of the Fund's shares, will fluctuate in response to changes in the market and economic conditions as well as the financial condition and prospects of issuers in which the Fund invests. Issuers in Emerging Markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets. In addition, securities of issuers in

Emerging Markets are traded in lower volume and are more volatile than those issued by companies in developed markets. In light of these characteristics of issuers in Emerging Markets and their securities, the Fund may be subject to greater investment risk than that assumed by other investment companies. Because of the risks associated with the Fund's investments, the Fund is intended to be a long term investment vehicle and is not designed to provide investors with a means of speculating on short term stock market movements.

      INVESTMENT  IN  FOREIGN  SECURITIES.  Investing  in  securities  issued by foreign issuers involves considerations and potential risks not typically associated with investing in obligations issued by domestic issuers. Less information may be available about foreign issuers than about domestic issuers and foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.


      INVESTING IN EMERGING MARKETS. Investing in securities of issuers in Emerging Markets involves exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of Emerging Markets that may affect investment in their markets include certain national policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by issuers located in Emerging Markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in significantly greater price volatility of those securities.


      Included among the Emerging Markets in which the Fund may invest are the formerly communist countries of Eastern Europe, the Commonwealth of Independent States (formerly the Soviet Union) and the People's Republic of China (collectively, 'Communist Countries'). Upon the accession to power of Communist regimes approximately 40 to 70 years ago, the governments of a number of Communist Countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that the Fund's investments in Communist Countries, if any, would not also be expropriated, nationalized or otherwise confiscated, in which case the Fund could lose its entire investment in the Com-munist Country involved. In addition, any change in the leadership or policies of Communist Countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring.

      CURRENCY EXCHANGE RATES. The Fund's share values may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by the intervention of the U.S. government, foreign governments or central banks, the imposition of currency controls or other political developments in the United States or abroad.

      WARRANTS. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by the Fund in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange, Inc. ('NYSE') or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.


      NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. The Fund's investments in illiquid securities are subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Sub-Adviser deems representative of their value, the value of the Fund's net assets could be adversely affected.



      FORWARD CURRENCY CONTRACTS. In entering into forward currency contracts, the Fund is subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the Sub-Adviser's special skills and experience with respect to those instruments and usually depends on the Sub-Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect.


      The Fund's ability to dispose of its positions in forward currency contracts depends on the availability of active markets in those instruments and the Sub-Adviser cannot now predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that the Fund will be able to utilize these contracts effectively for the purposes described above.


      REPURCHASE AGREEMENTS. In entering into a repurchase agreement, the Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

      WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. When the Fund engages in when-issued or delayed-delivery securities transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing on opportunity to obtain a price considered to be advantageous.

PORTFOLIO TRANSACTIONS AND TURNOVER


Decisions to buy and sell securities for the Fund are made by the Sub-Adviser, subject to review by the Board of Trustees and Mitchell Hutchins, and are placed with brokers or dealers selected by the Sub-Adviser. The Trustees have determined that, to the extent consistent with applicable provisions of the 1940 Act and rules and exemptions adopted thereunder, transactions for the Fund may be executed through PaineWebber if, in the judgment of the Sub-Adviser, the use of PaineWebber is likely to result in price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, PaineWebber charges the Fund a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions.



      The Fund's portfolio is actively managed. The Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Sub-Adviser deems portfolio changes appropriate. An annual turnover rate of 100% would occur if all of the securities held by the fund are replaced once during a period of one year. Higher portfolio turnover rates (100% or more) will result in corresponding increases in transac-tion costs, which will be borne directly by the Fund, may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes and may cause shareholders of the Fund to recognize short-term capital gains for federal income tax purposes. See 'Dividends, Distributions and Taxes -- Taxes.'



                                   PURCHASES



      GENERAL. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares approximately six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another Class. See 'Flexible Pricing System' and 'Conversion of Class B Shares.'



      Shares of the Fund are available through PaineWebber and its correspondent firms or, for shareholders who are not PaineWebber clients, through the Transfer Agent. Investors may contact a local PaineWebber office to open an account. The minimum initial investment is $1,000, and the minimum for additional purchases is $100. These minimums may be waived or reduced for investments by employees of PaineWebber or its affiliates, certain pension plans and retirement accounts and participants in the Fund's automatic investment plan. Purchase orders will be priced at the net asset value per share next determined (see 'Valuation of Shares') after the order is received by PaineWebber's New York City offices or by the Transfer Agent, plus any applicable sales charge for Class A shares. The Fund and Mitchell-Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.



      When placing purchase orders, investors should specify whether the order is for Class A, Class B or Class C shares. All share purchase orders that fail to specify a Class will automatically be invested in Class A shares.



      PURCHASES THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. Purchases through PaineWebber investment executives or correspondent firms may be made in person or by mail, telephone or wire; the minimum wire purchase is $1 million. Investment executives and correspondent firms are responsible for transmitting purchase orders to PaineWebber's New York City offices promptly. Investors may pay for purchases with checks drawn on U.S. banks or with funds held in brokerage accounts at PaineWebber or its correspondent firms. Payment is due on the third Business Day after the order is received at PaineWebber's New York City offices. A 'Business Day' is any day, Monday through Friday, on which the New York Stock Exchange, Inc. ('NYSE') is open for business.



      PURCHASES THROUGH THE TRANSFER AGENT. Investors who are not PaineWebber clients may purchase shares of the Fund through the Transfer Agent. Shares of the Fund may be purchased, and an account with the Fund established, by completing and signing the purchase application at the end of this Prospectus and mailing it, together with a check to cover the purchase, to the Transfer
Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. Subsequent investments need not be accompanied by an application.

      INITIAL SALES CHARGE -- CLASS A SHARES. The public offering price of Class A shares is the next determined net asset value, plus any applicable sales charge, which will vary with the size of the purchase as shown in the table below.



      Mitchell Hutchins may at times agree to reallow higher discounts to PaineWebber, as exclusive dealer for the Fund's shares, than those shown in the table below. To the extent PaineWebber or any dealer receives 90% or more of the sales charge, it may be deemed an 'underwriter' under the 1933 Act.



                INITIAL SALES CHARGE SCHEDULE -- CLASS A SHARES



                                         SALES CHARGE AS A PERCENTAGE OF
                                         -------------------------------         DISCOUNT TO SELECTED
                                         OFFERING    NET AMOUNT INVESTED      DEALERS AS A PERCENTAGE OF
       AMOUNT OF PURCHASE                 PRICE       (NET ASSET VALUE)             OFFERING PRICE
--------------------------------         --------    -------------------      --------------------------

Less than $50,000                          4.50%             4.71%                       4.25%
$50,000 to  $99,999                        4.00              4.17                        3.75
$100,000 to $249,999                       3.50              3.63                        3.25
$250,000 to $499,999                       2.50              2.56                        2.25
$500,000 to $999,999                       1.75              1.78                        1.50
$1,000,000 and over (1)                    None              None                        1.00



------------



(1) Mitchell Hutchins pays compensation to PaineWebber out of its own resources.



      SALES CHARGE WAIVERS -- CLASS A SHARES. Class A shares of the Fund are available without a sales charge through exchanges for Class A shares of most other PaineWebber mutual funds. See 'Exchanges.' In addition, Class A shares may be purchased without a sales charge by employees, directors and officers of PaineWebber or its affiliates, directors or trustees and officers of any PaineWebber mutual fund, their spouses, parents and children and advisory clients of Mitchell Hutchins.



      Class A shares also may be purchased without a sales charge if the purchase is made through a PaineWebber investment executive who formerly was employed as a broker with another firm registered as a broker-dealer with the SEC, provided (1) the purchaser was the investment executive's client at the competing brokerage firm, (2) within 90 days of the purchase of Class A shares the purchaser redeemed shares of one or more mutual funds for which that competing firm or its affiliates was principal underwriter, provided the purchaser either paid a sales charge to invest in those funds, paid a contingent deferred sales charge upon redemption or held shares of those funds for the period required not to pay the otherwise applicable contingent deferred sales charge and (3) the total amount of shares of all PaineWebber mutual funds purchased under this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the competing firm's funds. To take advantage of this waiver, an investor must provide satisfactory evidence that all the above-noted conditions are met. Qualifying investors should contact their PaineWebber investment executives for more information.



      Certificate holders of unit investment trusts ('UITs') sponsored by PaineWebber may acquire Class A shares of the Fund without regard to minimum investment requirements and without sales charges by electing to have dividends and other distributions from their UIT investment automatically invested in Class A shares.



      CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES. Purchases of Class A shares of $1 million or more may be made without a sales charge. Purchases of Class A shares of two or more PaineWebber mutual funds may be combined for the purpose, and the right of accumulation also applies to such purchases. See 'Reduced Sales Charge Plans -- Class A Shares' below. If a shareholder redeems any Class A shares that were purchased without a sales charge by reason of a purchase of $1 million or more within one year after the date of purchase, a contingent deferred sales charge of 1% of the net asset value of the redeemed shares (computed as described below under 'Contingent Deferred Sales
Charge -- Class B Shares') will be applied to the redemption. Class A shares that are redeemed will not be subject to the contingent deferred sale charge, however, to the extent that the value of such shares represents (1) capital appreciation of Fund assets, (2) reinvestment of dividends or capital gain distributions or (3) Class A shares redeemed more than one year after their purchase. This contingent deferred sales charge does not apply to redemptions of Class A shares purchased prior to November 1, 1995. Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of another PaineWebber mutual fund without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply to the Class A shares acquired through an exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on the redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.



      REDUCED SALES, CHARGE PLANS -- CLASS A SHARES. If an investor or eligible group of related Fund investors purchases Class A shares of the Fund concurrently with Class A shares of other PaineWebber mutual funds, the purchases may be combined to take advantage of the reduced sales charge applicable to larger purchases. In addition, the right of accumulation permits a Fund investor or eligible group of related Fund investors to pay the lower sales charge applicable to larger purchases by basing the sales charge on the dollar amount of Class A shares currently being purchased, plus the net asset value of the investor's or group's total existing Class A shareholdings in other PaineWebber mutual funds.



      An 'eligible group of related Fund investors' includes an individual, the individual's spouse, parents and children, the individual's individual retirement account ('IRA'), certain companies controlled by the individual and employee benefit plans of those companies, and trusts or Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the individual or eligible group of individuals for the benefit of the individual and/or the individual's spouse, parents or children. The term also includes a group of related employers and one or more qualified retirement plans of such employers. For more information, an investor should consult the Statement of Additional Information or contact a PaineWebber investment executive or correspondent firm or the Transfer Agent.



      CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. The public offering price of the Class B shares of the Fund is the next determined net asset value, and no initial sales charge is imposed. A contingent deferred sales charge, however, is imposed upon certain redemptions of Class B shares.


      Class B shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets, (2) reinvestment of dividends or capital gain distributions or (3) shares redeemed more than six years after their purchase. Otherwise, redemptions of Class B shares will be subject to a contingent deferred sales charge. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below:

                                   CONTINGENT DEFERRED
                                    SALES CHARGE AS A
                                    PERCENTAGE OF NET
                                      ASSET VALUE AT
       REDEMPTION DURING                REDEMPTION
--------------------------------   --------------------

1st Year Since Purchase.........            5%
2nd Year Since Purchase.........            4
3rd Year Since Purchase.........            3
4th Year Since Purchase.........            2
5th Year Since Purchase.........            2
6th Year Since Purchase.........            1
7th Year Since Purchase.........           None

      In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The holding period of Class B shares acquired through an exchange with another PaineWebber mutual fund will be calculated from the date that the Class B shares were initially acquired in one of the other PaineWebber funds, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. This will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on the redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

      SALES CHARGE WAIVERS -- CLASS B SHARES. The contingent deferred sales charge will be waived for exchanges, as described below, and for redemptions in connection with the Fund's systematic withdrawal plan; In addition, the contingent deferred sales charge will be waived for a total or partial redemption made within one year of the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death. The contingent deferred sales charge will also be waived in connection with a lumpsum or other distribution in the case of an IRA, a self-employed individual retirement plan (so-called 'Keogh Plan') or a custodial account under Section 403(b) of the Internal Revenue Code following attainment of age 59 1/2; any total or partial redemption resulting from a distribution following retirement in the case of a tax-qualified retirement plan; and a redemption resulting from a tax-free return of an excess contribution to an IRA.

      Contingent deferred sales charge waivers will be granted subject to confirmation (by PaineWebber in the case of shareholders who are PaineWebber clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.



      PURCHASES OF CLASS C SHARES. The public offering price of the Class C shares is the next determined net asset value. No initial or contingent deferred sales charge is imposed.



      CONTINGENT DEFERRED  SALES CHARGE  --  CLASS C  SHARES. If  a  shareholder redeems Class C shares within a year after the date of the purchase, a contingent deferred sales charge of 1.00% of the net asset value of the redeemed shares (computed as described above under 'Contingent Deferred Sales Charge -- Class B shares') will applied to the redemption. Class C shares that are redeemed will not be subject to the contingent deferred sales charge, however, to the extent that the value of such shares represents (1) capital appreciation of Fund assets, (2) reinvestment of dividends or capital gain distributions or (3) Class C shares redeemed more than one year after their purchase. This contingent deferred sales charge does not apply to redemptions of Class C shares purchased prior to November 1, 1995. Class C shares of the Fund that are purchased without a sales charge may be exchanged for Class C shares of another PaineWebber mutual fund without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply to the Class C shares acquired through an exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on the redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.



                                   EXCHANGES



      Shares of the Fund may be exchanged for shares of the corresponding Class of the PaineWebber mutual funds listed below, or may be acquired through an exchange of shares of the corresponding Class of those funds. No initial sales charge is imposed on the shares being acquired, and no contingent deferred sales charge is imposed on the shares being disposed of, through an exchange. However, contingent deferred sales charges may apply to redemptions of Class B shares of PaineWebber mutual funds acquired through an exchange. Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.



      Exchanges are permitted between the Fund and other PaineWebber mutual funds, including:



Income Funds



      PW GLOBAL INCOME FUND



      PW HIGH INCOME FUND



      PW INVESTMENT GRADE INCOME FUND



      PW LOW DURATION U.S. GOVERNMENT
          INCOME FUND



      PW STRATEGIC INCOME FUND



      PW U.S. GOVERNMENT INCOME FUND



Tax-Free Income Funds



      PW CALIFORNIA TAX-FREE INCOME FUND



      PW MUNICIPAL HIGH INCOME FUND



      PW NATIONAL TAX-FREE INCOME FUND



      PW NEW YORK TAX-FREE INCOME FUND



Growth Funds



      PW CAPITAL APPRECIATION FUND



      PW GLOBAL EQUITY FUND


      PW GROWTH FUND

      PW REGIONAL FINANCIAL GROWTH FUND


      PW SMALL CAP GROWTH FUND


      PW SMALL CAP VALUE FUND

Growth and Income Funds


      PW BALANCED FUND


      PW GROWTH AND INCOME FUND


      PW TACTICAL ALLOCATION FUND


      PW UTILITY INCOME FUND

PaineWebber Money Market Fund

      PaineWebber clients must place exchange orders through their PaineWebber investment executives or correspondent firms unless the shares to be exchanged are held in certificated form. Shareholders who are not PaineWebber clients or who hold their shares in certificated form must place exchange orders in writing with the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received at PaineWebber's New York City offices or by the Transfer Agent. See 'Valuation of Shares.' Shares of the Fund purchased through PaineWebber or its correspondent firms may be exchanged only after the settlement date has passed and payment for such shares has been made.

      OTHER EXCHANGE INFORMATION. This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules. See the Statement of Additional Information for further details. This exchange privilege is available only in those jurisdictions where the sale of the PaineWebber mutual fund shares to be acquired may be legally made. Before making any exchange, shareholders should contact their PaineWebber investment executives or correspondent firms or the Transfer Agent to obtain more information and prospectuses of the PaineWebber mutual funds to be acquired through the exchange.

                                  REDEMPTIONS

      As described below, Fund shares may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge) and redemption proceeds will be paid after receipt of a redemption request as described below. PaineWebber clients may redeem non-certificated shares through PaineWebber or its correspondent firms; all other shareholders must redeem through the Transfer Agent. If a redeeming shareholder owns shares of more than one Class, the shares will be redeemed in the following order unless the shareholder specifically requests otherwise: Class C shares, then Class A shares, and finally Class B shares.

      REDEMPTION THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. PaineWebber clients may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As the Fund's agent, PaineWebber may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds (less any applicable contingent deferred sales charge) will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspondent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices.

      PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

      REDEMPTION  THROUGH  THE TRANSFER  AGENT.  Fund shareholders  who  are not

PaineWebber clients or who wish to redeem certificated shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Shareholders should mail redemption requests directly to the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next computed after it is received in 'good order' and redemption proceeds will be paid within seven days of the receipt of the request. 'Good order' means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange, (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations and (4) duly endorsed share certificates, if any. Shareholders are responsible for ensuring that a request for redemption is received in 'good order.'


      ADDITIONAL INFORMATION ON REDEMPTIONS. A shareholder who holds non-certificated Fund shares may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank account designated by the shareholder. Questions about this option, or redemption requirements generally, should be referred to the shareholder's PaineWebber investment executive or correspondent firm, or to the Transfer Agent if the shares are not held in a PaineWebber brokerage account. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all Fund shares in any shareholder account of less than $500 net asset value. If the Fund elects to do so, it will notify the shareholder and provide the shareholder the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

      Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed by purchasing Class A Fund shares within 365 days of the redemption. To take advantage of this reinstatement privilege, shareholders must notify their PaineWebber investment executive or correspondent firm at the time the privilege is exercised.


                          CONVERSION OF CLASS B SHARES


      A shareholder's Class B shares will automatically convert to Class A shares approximately six years after the date of issuance, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes on the first Business Day of the month in which the sixth anniver-sary of the issuance of the Class B shares occurs. See 'Valuation of Shares.' If a shareholder effects one or more exchanges among Class B shares of the PaineWebber mutual funds during the six-year period, the holding periods for the shares so exchanged will be counted toward the six-year period.



                         OTHER SERVICES AND INFORMATION

      Investors interested in the services described below should consult their PaineWebber investment executives or correspondent firms or call the Transfer Agent toll-free at 1-800-647-1568.

      AUTOMATIC INVESTMENT PLAN. Shareholders may purchase shares of the Fund through an automatic investment plan, under which an amount specified by the shareholder of $50 or more each month will be sent to the Transfer Agent from the shareholder's bank for investment in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables the investor to use the technique of 'dollar cost averaging.' When under the plan a shareholder invests the same dollar amount each month, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

      SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own Class A or Class C shares with a value of $5,000 or more or non-certificated Class B shares with a value of $20,000 or more may have PaineWebber redeem a portion of their shares monthly, quarterly or semi-annually under the systematic withdrawal plan. No contingent deferred sales charge will be imposed on such withdrawals for Class B shares. The minimum amount for all withdrawals of Class A or Class C shares is $100, and minimum monthly, quarterly and semi-annual withdrawal amounts for Class B shares are $200, $400 and $600, respectively. Quarterly withdrawals are made in March, June, September and December, and semi-annual withdrawals are made in June and December. A Class B shareholder may not withdraw an amount exceeding 12% annually of his or her 'Initial Account Balance,' a term that means the value of the Fund account at the time the shareholder elects to participate in the systematic withdrawal plan. A Class B shareholder's participation in the systematic withdrawal plan will terminate automatically if the Initial Account Balance (plus the net asset value on the date of purchase of Fund shares acquired after the election to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than $20,000. Shareholders who receive dividends or other distributions in cash may not participate in the systematic withdrawal plan. Purchases of additional Fund shares concurrently with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, sales charges.

      INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Fund may be purchased through IRAs available through the Fund. In addition, a Self-Directed IRA is available through Paine-

Webber under which investments may be made in the Fund as well as in other investments available through PaineWebber. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.



      TRANSFER OF ACCOUNTS. If a shareholder holding shares of the Fund in a PaineWebber brokerage account transfers his brokerage account to another firm, the Fund shares normally will be transferred to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES



DIVIDENDS AND DISTRIBUTIONS



Dividends from net investment income and distributions of net realized capital gains of the Fund, if any, are distributed annually after the close of the fiscal year in which they are earned. Unless a shareholder instructs the Fund that dividends and capital gains distributions on shares of any Class should be paid in cash and credited to the shareholder's Account, dividends and capital gains distributions are reinvested automatically at net asset value in additional shares of the same Class. The Fund is subject to a 4% nondeductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of its shareholders, the Fund will declare and pay dividends of its net investment income and distributions of its net capital gains more frequently than stated above. The per share dividends and distributions on Class A shares are higher than those on Class B and Class C shares, as a result of the distribution fees borne by Class B and Class C shares. Dividends on each Class also might be affected differently by the allocation of other Class-specific expenses. See 'Fee Table,' 'Purchase of Shares,' 'Distributor' and 'General Information.'


TAXES


The Fund has qualified for the fiscal year ended June 30, 1995 as a regulated investment company within the meaning of the Code and intends to qualify for this treatment in each year. To qualify as a regulated investment company for federal income tax purposes, the Fund will limit its income and investments so that (1) less than 30% of its gross income is derived from the sale or disposition of stocks, other securities and certain financial instruments (including certain forward contracts) that were held for less than three months and (2) at the close of each quarter of the taxable year (a) not more than 25% of the market value of the Fund's total assets is invested in the securities of a single issuer or of two or more issuers controlled by the Fund (within the meaning of Section 852(a)(2) of the Code) that are engaged in the same or similar trades or businesses or in related trades or businesses (other than Government Securities and securities of other regulated investment companies) and (b) at least 50% of the market value of the Fund's total assets is represented by (i) cash and cash items, (ii) Government Securities and (iii) other securities limited in respect of any one issuer to an amount not greater in value than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer. The requirements for qualification may cause the Fund to restrict the degree to which it sells or otherwise disposes of stocks, other securities and certain financial instruments held for less than three months.

If the Fund qualifies as a regulated investment company and meets certain distribution requirements, the Fund will not be subject to federal income and excise taxes on its net investment income and net realized capital gains that it distributes to its shareholders.



      Dividends paid by the Fund out of net investment income and distributions of net realized short term capital gains will be taxable to shareholders as ordinary income, whether received in cash or reinvested in additional Fund shares. Distributions of net realized long term capital gains will be taxable to shareholders as long term capital gains, regardless of how long shareholders have held their shares and whether the distributions are received in cash or reinvested in additional shares. Dividends and distributions paid by the Fund will generally not qualify for the federal dividends received deduction for corporate shareholders.



      Income received by the Fund from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of these taxes will reduce the amount of dividends and distributions paid to the Fund's shareholders. The Fund expects to elect, for federal income tax purposes, to treat certain foreign income taxes it pays as having been paid by its shareholders.



      Statements as to the tax status of each Fund shareholder's dividends and distributions will be mailed annually. Shareholders will also receive, as appropriate, various written notices after the close of the Fund's taxable year regarding the tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year, including the amount of dividends that represent interest derived from Government Securities.



      Shareholders are urged to consult their tax advisors regarding the application of federal, state, local and foreign tax laws to their specific situations before investing in the Fund.


                              VALUATION OF SHARES


Each Class' net asset value per share is calculated by State Street, the Fund's custodian, on each day, Monday through Friday, except that net asset value is not computed on days on which the NYSE is closed. The NYSE is currently scheduled to be closed on the observance of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



      Net asset value per share of a Class is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), and is computed by dividing the value of the Fund's net assets attributable to that Class by the total number of shares outstanding of that Class. Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Trustees.



      Securities that are primarily traded on foreign exchanges that close prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) are generally valued for purposes of calculating the Fund's net asset values at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Securities that are primarily traded on foreign exchanges that close after the close of regular trading on the NYSE are generally valued at sale prices as of a time reasonably proximate to the close of regular trading on the NYSE or, if no sales occurred previously during that day, at the then-current bid price.


      [A security that is primarily traded on a domestic stock exchange is valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price. An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.]


      For purposes of calculating a Class' net asset value per share, assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values based on a formula prescribed by the Trust or, if the information required by the formula is unavailable, as determined in good faith by the Trustees. Corporate actions by issuers of securities held by the Fund, such as the payment of dividends or distributions, are reflected in each Class' net asset value on the ex-dividend date therefore, except that they will be so reflected on the date the Fund is actually advised of the corporate action if subsequent to the ex-dividend date. In carrying out the Fund's valuation policies, State Street may consult with an independent pricing service retained by the Trust. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.



                                   MANAGEMENT



The Trust's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for the Fund's day-to-day management. Mitchell Hutchins, the Fund's investment adviser and administrator, supervises all aspects of the Fund's operations. Mitchell Hutchins receives a monthly fee for its services, computed daily and payable monthly, at an annual rate of 1.62% of the Fund's average daily net assets. The rate of fee paid to Mitchell Hutchins, although higher than that paid by most other investment companies registered under the 1940 Act, is believed by Mitchell Hutchins to be within the range charged to other investment companies that invest in Emerging Markets and reflects the need to devote additional time and incur added expense in developing the specialized resources contemplated by investing in these markets.



      Mitchell Hutchins supervises the activities of Emerging Markets Management which, as Sub-Adviser for the Funds, makes and implements all investment decisions for the Fund. Under the sub-advisory contract, Mitchell Hutchins (not the Fund) pays EMM a fee for its services as Sub-Adviser for the Fund in the amount of 1.12% of the Fund's average daily net assets.



      The Fund incurs other expenses and, for the fiscal year ended June 30, 1995, the Fund's total expenses for its Class A and Class C,
stated  as a percentage of average net  assets were (net of fee waivers)       %
and      %, respectively.



      Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn a wholly owned subsidiary of Paine Webber Group Inc., a publicly owned financial services holding company. As of September 30, 1995, Mitchell Hutchins was adviser or sub-adviser of [ ] investment companies with [ ] separate
portfolios and aggregate assets of over [     ] billion.



      The Sub-Adviser, 1001 Nineteenth Street North, Arlington, Virginia 22209-1722, is a registered investment adviser under the Advisers Act and concentrates its investment advisory activities in the area of Emerging Markets. The Sub-Adviser is an investment management firm registered under the Advisers Act and organized as a general partnership under the laws of the District of Columbia. The managing partner of the Sub-Adviser is Emerging Markets Investors Corporation ('EMI'), a Delaware Corporation that is also registered under the Advisers Act, which is controlled by Antoine van Agtmael. Mr. Agtmael is ultimately responsible for all investment decisions made by the Sub-Adviser and EMI. Mr. van Agtmael serves as the Fund's Chief Investment Officer and in that capacity is the individual primarily responsible for the management of the Fund's assets. Mr. van Agtmael has been the President of the Sub-Adviser for more than the past five years. EMI directly and through the Sub-Adviser provides its investment advisory services to a variety of clients having total assets under its management exceeding $ billion as of September 30, 1995. The Sub-Adviser has not previously served as an investment adviser to a registered investment company.



      Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Sub-Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales are allocated in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.



      Mitchell Hutchins and EMM investment personnel may engage in securities transactions for their own accounts pursuant to each firm's code of ethics that establishes procedures for personal investing and restricts certain transactions.



      DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins is the distributor of Fund shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to the Class A shares, Class B shares and Class C shares ('Class A Plan,' 'Class B Plan' and 'Class C Plan,' collectively, 'Plans'), the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of each Class of shares. The Fund pays Mitchell Hutchins monthly distribution fees at the annual rate of 0.75% of the average daily net assets of the Class B shares and the Class C shares.



      Under all three Plans, Mitchell Hutchins uses the service fees primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by PaineWebber clients. PaineWebber passes on a portion of these fees to its investment executives to compensate them for shareholder servicing that they perform and retains the remainder to offset its own expenses in servicing and maintaining shareholder accounts. These expenses may include costs of the PaineWebber branch office in which the investment executive is based, such as rent, communications equipment, employee salaries and other overhead costs.



      Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to PaineWebber for selling the fund's Class B and Class C shares. PaineWebber passes on to its investment executives a portion of these commissions and retains the remainder to offset its expenses in selling Class B and Class C shares. These expenses may include the branch office costs noted above. In addition, Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to offset the fund's marketing costs attributable to such Classes, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. Mitchell Hutchins also may use the distribution fees to pay additional compensation to PaineWebber and other costs allocated to Mitchell Hutchins' and PaineWebber's distribution activities, including employee salaries, bonuses and other overhead expenses.



      Mitchell Hutchins expects that, from time to time, PaineWebber will pay shareholder servicing fees and sales commissions to its investment executives at the time of sale of Class C shares of the Fund. If PaineWebber makes such payments, it will retain the service and distribution fees on Class C shares until it has been reimbursed for its sales commissions and thereafter will pass a portion of the service and distribution fees on Class C shares on to its investment executives.



      Mitchell Hutchins receives the proceeds of the initial sales charge paid upon the purchase of Class A shares and the contingent deferred sales charge paid upon certain redemptions of Class B shares, and may use these proceeds for any of the distribution expenses described above. See 'Purchases'.



      During the period they are in effect, the Plans and related distribution contracts pertaining to each Class of shares ('Distribution Contracts') obligate the fund to pay service and distribution fees to Mitchell Hutchins as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if Mitchell Hutchins' expenses exceed its service or distribution fees, the fund will not be obligated to pay more than those fees and, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. The Fund will pay the service and distribution fees to Mitchell Hutchins until either the applicable Plan or Distribution Contract is terminated or not renewed. In that event, Mitchell Hutchins' expenses in excess of service and distribution fees received or accrued through the termination date will be Mitchell Hutchins' sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Fund's Plans, the directors will review the Plan and Mitchell Hutchins' corresponding expenses for each Class separately from the Plans and corresponding expenses for the other two Classes.



                            PERFORMANCE INFORMATION



      The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for the Class A shares reflects deduction of the Fund's maximum initial sales charge at the time of purchase, and standardized return for the Class B shares reflects deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period. Total return calculations assume reinvestment of dividends and other distributions.



      The Fund may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were included.



      The Fund will include performance data for all Classes of Fund shares in any advertisements or promotional materials including Fund performance data. Total return and yield information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost.


                              GENERAL INFORMATION

      ORGANIZATION. The Trust is registered under the 1940 Act as an open-end management investment company and was formed as a business trust pursuant to a Declaration of Trust, as amended from time to time (the 'Declaration'), under the laws of The Commonwealth of Massachusetts on August 10, 1992. The Fund commenced operations on January 19, 1994. The Declaration authorizes the Trustees to create separate series, and within each series separate Classes, of an unlimited number of shares of beneficial interest, par value $.001 per share. As of the date of this Prospectus, the Trustees have established several such series, representing interests in, among others, the Fund described in this Prospectus. See 'Exchange Privilege' in the Statement of Additional Information.

      When issued, Fund shares will be fully paid and non-assessable. Shares are freely transferable and have no pre-emptive, subscription or conversion rights. Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the effect of the respective sales charges, if any, for each Class; (3) the distribution and/or service fees, if any, borne by each Class; (4) the expenses allocable exclusively to each Class; (5) voting rights on matters exclusively affecting a single Class; and (6) the exchange privilege of each Class. The Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any conflict exists and, if so, take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Trust's Board of Trustees.

      Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Generally, shares of the Trust are voted on a Trust-wide basis on all matters except those affecting only the interests of one series, such as the Fund's investment advisory agreement. In turn, shares of the Fund are voted on a Fund-wide basis on all matters except those affecting only the interests of one Class, such as the terms of the Plan as it relates to a Class.



      The Trust does not intend to hold annual meetings of shareholders for the purpose of electing Trustees unless, and until such time as, less than a majority of the Trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Shareholders of the Fund who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.



      To avoid additional operating costs and for investor convenience, the Fund does not issue share certificates. Ownership of the Fund's shares is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.



      CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Fund's assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.



      CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of Fund shares. PaineWebber clients receive statements at least quarterly that report their Fund activity and consolidated year-end statements that show all Fund transactions for that year. Shareholders who are not PaineWebber clients receive quarterly statements from the Transfer Agent. Shareholders also receive audited annual and unaudited semi-annual financial statements of the Fund.

Shares of the Fund can be exchanged for shares of the following PaineWebber Mutual Funds:



INCOME FUNDS


 PW Global Income Fund


 PW High Income Fund


 PW Investment Grade Income Fund


 PW Low Duration U.S. Government Income Fund


 PW Strategic Income Fund


 PW U.S. Government Income Fund



TAX-FREE INCOME FUNDS


 PW California Tax-Free Income Fund


 PW Municipal High Income Fund


 PW National Tax-Free Income Fund


 PW New York Tax-Free Income Fund


GROWTH FUNDS


 PW Capital Appreciation Fund


 PW Global Equity Fund


 PW Growth Fund


 PW Regional Financial Growth Fund


 PW Small Cap Growth Fund


 PW Small Cap Value Fund



GROWTH AND INCOME FUNDS


 PW Balanced Fund


 PW Growth and Income Fund


 PW Tactical Allocation Fund


 PW Utility Income Fund



PAINEWEBBER MONEY MARKET FUND


                            ------------------------



A prospectus containing more complete information for any of the above funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Read the prospectus carefully before investing.



'c'1995 PaineWebber Incorporated



[logo] Recycled Paper

         PAINEWEBBER



EMERGING MARKETS EQUITY FUND



                            ------------------------



                               TABLE OF CONTENTS



                                                       PAGE
                                                      -----
Prospectus Summary.................................       2
Financial Highlights...............................       6
Flexible Pricing System............................       7
Investment Objective and Policies..................       8
Purchases..........................................      19
Exchanges..........................................      23
Redemptions........................................      24
Conversion of Class B Shares.......................      25
Other Services and Information.....................      26
Dividends, Distributions and Taxes.................      27
Valuation of Shares................................      28
Management.........................................      29
Performance Information............................      31
General Information................................      32



PROSPECTUS
November 1, 1995

                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019



                      STATEMENT OF ADDITIONAL INFORMATION



     PaineWebber Emerging Markets Equity Fund ('Fund') is a diversified series of Mitchell Hutchins/Kidder, Peabody Investment Trust II ('Trust'), a professionally managed mutual fund. The Fund seeks long term capital appreciation by investing primarily in equity securities of issuers in the securities markets of newly industrializing countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa. The Fund's investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'). The Fund's investment sub-adviser is Emerging Markets Management ('Sub-Adviser'). As distributor for the Fund, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated November 1, 1995. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or corresponding firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated November 1, 1995.



                      INVESTMENT POLICIES AND RESTRICTIONS


     The Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. Supplemental information is set out below concerning certain of the securities and other instruments in which the Fund may invest, the investment techniques and strategies that the Fund may utilize and certain risks involved with those investments, techniques and strategies.

RULE 144A SECURITIES


     The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the '1933 Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the 1933 Act ('Rule 144A Securities'). Particular Rule 144A Securities are considered illiquid and, therefore, subject to the Fund's limitation on the purchase of illiquid securities, unless the Trustees determine on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. The Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees may adopt guidelines and delegate to Mitchell Hutchins or the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Trustees retain ultimate responsibility for any determination regarding liquidity. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and neither Mitchell Hutchins nor the Sub-Adviser can predict how this market will develop. The Trustees carefully monitor any investments by the Fund in Rule 144A Securities.


GOVERNMENT SECURITIES


     Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ('Government Securities') in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business
Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the United States Government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund invests in obligations issued by an instrumentality of the U.S. Government only if Mitchell Hutchins or the Sub-Adviser determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.


INVESTMENT TECHNIQUES AND STRATEGIES

     FORWARD CURRENCY TRANSACTIONS. At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to the Fund of engaging in forward currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

     If a devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The Fund will not enter into a forward currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ('Code'), for a given year. See 'Taxes -- Tax Status of the Fund and its Shareholders.'



     Certain transactions involving forward currency contracts are not traded on contract markets regulated by the Commodities Futures Trading Commission
('CFTC'); forward currency contracts also are not regulated by the Securities and Exchange Commission ('SEC'). Instead, forward currency contracts are traded through financial institutions acting as market-makers. In the forward currency market, no daily price fluctuation limits are applicable, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward currency contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with those positions.


     Forward currency contracts may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.


     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 33 1/3% of the value of the Fund's total assets. The Fund's loans of securities are collateralized by cash, letters of credit or Government Securities. The cash or instruments collateralizing the Fund's loans of securities are maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a 'finder.' The Fund will comply with the following conditions whenever it loans securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.


     BORROWING. Although it has no intention of doing so in the foreseeable future, the Fund may borrow for leverage purposes from banks up to 33 1/3 of the value of its net assets (not including the amount of such borrowings). Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than otherwise would be the case.

     If the Fund borrows money for other than temporary or emergency purposes, it may borrow no more than 33 1/3 of its net assets and, in any event, the value of its assets (including borrowings) less its liabilities (excluding borrowings but including securities borrowed in connection with short sales) must at all times be maintained at not less than 300% of all outstanding borrowings. If, for any reason, including adverse market conditions, the Fund should fail to meet this test, it will be required to reduce its borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary for the Fund to sell a portion of its portfolio securities at a time when it is disadvantageous to do so.

INVESTMENT RESTRICTIONS


     Investment restrictions numbered 1 through 10 below have been adopted by the Trust as fundamental policies with respect to the Fund. A fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended ('1940 Act'). Investment restrictions numbered 11 through 14 may be changed by a vote of a majority of the Trustees at any time.


     Under the investment restrictions adopted by the Trust with respect to  the
Fund:

          1. The Fund will not purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

          2. The Fund will not purchase more than 10% of the voting securities of any one issuer, except that this limitation is not applicable to the Fund's investments in Government Securities, and up to 25% of the Fund's assets may be invested without regard to this 10% limitation.

          3. The Fund may borrow from banks for leveraging purposes, as well as for temporary or emergency purposes such as the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings for temporary or emergency purposes exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

          4. The Fund will not lend money to other persons, except through purchasing debt obligations, lending portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets and entering into repurchase agreements.

          5. The Fund will invest no more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any country other than the United States, but not the United States Government and (b) all supranational organizations.

          6. The Fund will not purchase securities on margin, except that the Fund may engage in short sales of securities and obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

          7. The Fund will not purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.

          8. The Fund will not purchase or sell commodities or commodity contracts (except currencies, securities index and currency futures contracts and related options, forward foreign currency contracts and other similar contracts).

          9. The Fund will not invest in oil, gas or other mineral leases or exploration or development programs.

          10. The Fund will not act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

          11. The Fund will not make investments for the purpose of exercising control of management.

          12. The Fund will not purchase any security, if as a result of the purchase, the Fund would then have more than 5% of the value of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.


          13. The Fund will not purchase or retain securities of any company if, to the knowledge of the Fund, any of the Trust's Trustees or officers or any officer or director of Mitchell Hutchins or the Sub-Adviser individually owns more than .5% of the outstanding securities of the company and together they own beneficially more than 5% of the securities.



          14. The Fund will not invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange, Inc. ('NYSE') or the American Stock Exchange, Inc.


     The Trust may make commitments regarding the Fund more restrictive than the restrictions listed above so as to permit the sale of the Fund's shares in certain states. Should the Trust determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Trust will revoke the commitment by terminating the sale of the Fund's shares in the state involved. The percentage limitations contained in the restrictions listed above apply at the time of purchase of the securities.


                             TRUSTEES AND OFFICERS


     The names of Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. An asterisk appears before the name of each Trustee who is an 'interested person' of the Trust, as defined in the 1940 Act.


     David J. Beaubien, 60, Trustee. Chairman of Yankee Environmental Systems, Inc., manufacturer of meteorological measuring instruments. Director of IEC, Inc., manufacturer of electronic assemblies, Belfort Instruments, Inc., manufacturer of environmental instruments, and Oriel Corp., manufacturer of optical instruments. Prior to January 1991, Senior Vice President of EG&G, Inc., a company that makes and provides a variety of scientific and technically oriented products and services. Mr. Beaubien is a director or trustee of 13 other investment companies for which Mitchell Hutchins or PaineWebber Incorporated ('PaineWebber') serves as investment adviser.



     William W. Hewitt, Jr., 66, Trustee. Trustee of The Guardian Asset Allocation Fund, The Guardian Baillie Gifford International Fund, The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc., The Guardian Park Ave. Fund, The Guardian Stock Fund, Inc., The Guardian Cash Management Trust and The Guardian U.S. Government Trust. Mr. Hewitt is a director or trustee of 13 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Thomas R. Jordan, 66, Trustee. Principal of The Dilenschneider Group, Inc., a corporate communications and public policy counseling firm. Prior to January 1992, Senior Vice President of Hill & Knowlton, a public relations and public affairs firm. Prior to April 1991, President of The Jordan Group, a management consulting and strategies development firm. Mr. Jordan is a director or trustee of 12 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     *Frank P. L. Minard, 50, Trustee. Chairman of Mitchell Hutchins, chairman of the board of Mitchell Hutchins Institutional Investors Inc. and a director of PaineWebber. Prior to 1993, managing director of Oppenheimer Capital in New York and Director of Oppenheimer Capital Ltd. in London. Mr. Minard is a director or trustee of 27 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Carl W. Schafer, 59, Trustee. President of the Atlantic Foundation, a charitable foundation supporting mainly oceanographic exploration and research. Director of International Agritech Resources, Inc., an agribusiness investment and consulting firm, Ardic Exploration and Development Ltd. and Hidden Lake Gold Mines Ltd., gold mining companies, Electronic Clearing House, Inc., a financial transactions processing company, Wainoco Oil Corporation and BioTechniques Laboratories, Inc., an agricultural biotechnology company. Prior to January 1993, chairman of the Investment Advisory Committee of the Howard Hughes Medical Institute and director of Ecova Corporation, a toxic waste treatment firm. Mr. Schafer is a director or trustee of 12 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Antoine W. van Agtmael, , Executive Vice President and Chief Investment Officer. President of the Sub-Adviser, Managing Director of Strategic Investment Management ('SIM'), Strategic Investment Management International ('SIMI'), Emerging Markets Investors Corporation ('EMI'), Strategic Investment Partners, Inc. ('SIP') and a Director of India Growth Fund.



     Margo N. Alexander, 48, President. President, chief executive officer and a director of Mitchell Hutchins. Prior to January 1995, an executive vice president of PaineWebber. Ms. Alexander is also a trustee of one other investment company and president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Teresa   M.   Boyle,  36,   Vice  President.   First  vice   president  and
manager -- advisory administration of Mitchell Hutchins. Prior to November 1993, compliance manager of Hyperion Capital

Management, Inc., an investment advisory firm. Prior to April 1993, a vice president and manager -- legal administration of Mitchell Hutchins. Ms. Boyle is also a vice president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Mary Claire Choksi,    ,  Senior Vice President.  Managing Director of  the
Sub-Adviser, SIM, SIMI, EMI and SIP, each a registered investment adviser.



     Michael  A.  Duffy,     ,  Senior  Vice President  and  Investment Officer.
Managing Director of the Sub-Adviser, SIM, SIMI, EMI and SIP.



     Scott H. Griff, 29, Vice President and Assistant Secretary. Vice president and attorney of Mitchell Hutchins. Prior to January 1995, an associate at the law firm of Cleary, Gottlieb, Steen & Hamilton. Mr. Griff is also a vice president and assistant secretary of 12 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     C. William Maher, 34, Vice President and Assistant Treasurer. Mr. Maher is a first vice president and the senior manager of the Fund Administration Division of Mitchell Hutchins. Mr. Maher is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Anne E. Moran, 38, Vice President and Assistant Treasurer. Vice president of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Dianne E. O'Donnell, 43, Vice President and Secretary. Senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is also a vice president and secretary of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Victoria E. Schonfeld, 44, Vice President. Managing director and general counsel of Mitchell Hutchins. From April 1990 to May 1994, a partner in the law firm of Arnold & Porter. Ms. Schonfeld is also a vice president and assistant secretary of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Paul H. Schubert, 32, Vice President and Assistant Treasurer. First vice president of Mitchell Hutchins. From August 1992 to August 1994, vice president at BlackRock Financial Management, Inc. Prior to August 1992, an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Julian F. Sluyters, 35, Vice President and Treasurer. Senior vice president and the director of the mutual fund finance division of Mitchell Hutchins. Prior to 1991, an audit senior manager with Ernst & Young LLP. Mr. Sluyters is also a vice president and treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Gregory K. Todd, 38, Vice President and Assistant Secretary. First vice president and associate general counsel of Mitchell Hutchins. Prior to 1993, a partner with the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is also a vice president and assistant secretary of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Certain of the Trustees and officers of the Trust are directors and/or trustees and officers of other mutual funds managed by Mitchell Hutchins. The addresses of the non-interested Trustees are as follows: Mr. Beaubien, Montague Industrial Park, 101 Industrial Road, Box 746, Turner Falls, Massachusetts 01376; Mr. Hewitt, P.O. Box 2359, Princeton, New Jersey 08543-2359; Mr. Jordan, 200 Park Avenue, New York, New York 10166; and Mr. Schafer, P.O. Box 1164, Princeton, New Jersey 08542. The address of Mr. Minard and the officers listed above, other than Messrs. van Agtmael and Duffy and Ms. Choksi, is 1285 Avenue of the Americas, New York, New York 10019. The address of Messrs. van Agtmael and Duffy and Ms. Choksi is 1001 Nineteenth Street North, Arlington, Virginia 22209-1722.



     By virtue of the responsibilities assumed by Mitchell Hutchins under its management agreement with the Trust (the 'Management Agreement'), and by the Sub-Adviser under its Sub-Investment Advisory Agreement with Mitchell Hutchins and the Trust, the Fund requires no executive employees other than officers of the Trust, none of whom devotes full time to the affairs of the Fund. Trustees
and  officers of the Trust, as a group, owned       % of the outstanding Class Y
shares of beneficial interest as of September 30, 1995 and owned less than 1% of the outstanding Class A shares and Class C shares of beneficial interest as of September 30, 1995. The Trust pays each Trustee who is not an officer, director or employee of Mitchell Hutchins, the Sub-Adviser, or any of their affiliates, an annual retainer of $1,000, and $375 for each Board of Trustees meeting attended, and reimburses the Trustee for out-of-pocket expenses associated with attendance at Board meetings. The Chairman of the Board's audit committee receives an annual fee of $250. No officer, director or employee of Mitchell Hutchins, the Sub-Adviser, or any of their affiliates, receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The amount of compensation paid by the Fund to each Trustee for the fiscal year ended June 30, 1995, and the aggregate amount of compensation paid to each such Trustee for the year ended December 31, 1994 by all investment companies in the same fund complex for which such person is a Board member were as follows:



                                                                                                        (5)
                                                              (3)                                TOTAL COMPENSATION
                                        (2)                PENSION OR               (4)           FROM FUND AND 12
             (1)                     AGGREGATE        RETIREMENT BENEFITS    ESTIMATED ANNUAL     OTHER INVESTMENT
        NAME OF BOARD            COMPENSATION FROM     ACCRUED AS PART OF      BENEFITS UPON      COMPANIES IN THE
            MEMBER                     FUND             FUND'S EXPENSES         RETIREMENT         FUND COMPLEX*
------------------------------   -----------------    --------------------   -----------------   ------------------
David J. Beaubien                     $                       None                 None               $ 80,700
William W. Hewitt, Jr.                $                       None                 None               $ 74,425
Thomas R. Jordan                      $                       None                 None               $ 83,125
Frank P.L. Minard                        None                 None                 None                   None
Carl W. Schafer                       $                       None                 None               $ 84,575



------------



* Represents total compensation paid to each Trustee during the calendar year ended December 31, 1994.



               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS



     The Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins or the Sub-Adviser. General expenses of the Trust not readily identifiable as belonging to the Fund are allocated among the Fund or the Trust's other series by or under the direction of the board of trustees in such manner as the board deems to be fair and equitable. Expenses borne by the Fund include the following (or the Fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Trust under federal and state securities laws and maintenance of such registrations and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the 1940 Act) of the Trust or Mitchell Hutchins, (6) all expenses incurred in connection with the trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates,
(13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment. company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.



     For the fiscal year ended June 30, 1995 and for the period January 19, 1994 (commencement of operations) through June 30, 1994, the Trust paid fees with
respect to the Fund of [$          ] and $537,792, respectively, to the  Trust's
investment adviser and administrator during those periods.



     For the fiscal year ended June 30, 1995 and for the period January 19, 1994 (commencement of operations) through June 30, 1994 the Trust's investment
adviser and administrator paid fees of [$         ] and $371,807,  respectively,
to the Sub-Adviser with respect to the Fund.



     Mitchell Hutchins has agreed that, if in any fiscal year of the Fund, the aggregate expenses of the Fund (including management fees, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Trust, Mitchell Hutchins will reimburse the Trust for the excess expense. This expense reimbursement obligation is limited to the amount of Mitchell Hutchins' fees under its respective agreement with the Trust in respect of the Fund. Any expense reimbursement will be estimated, reconciled and paid on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive state expense limitation applicable to the Fund requires reimbursement of expenses in any year that the Fund's expenses subject to the limitation exceed 2 1/2% of the first $30 million of the average daily value of the Fund's net assets, 2% of the next $70 million of the average daily value of the Fund's net assets and 1 1/2% of the remaining average daily value of the Fund's net assets. For the fiscal year ended June 30, 1995, the Fund's expenses did not exceed such limitations.



     Under their respective agreements with the Trust in respect of the Fund, each of Mitchell Hutchins and the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust with respect to the Fund in connection with the matters to which the agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.



     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber and other Mitchell Hutchins advisory clients.



     The Sub-Adviser's personnel also may invest in securities for their own accounts pursuant to its code of ethics which establishes procedures for personal investing and restricts certain transactions.



DISTRIBUTION ARRANGEMENTS



     Mitchell Hutchins serves as the distributor of the Fund's shares on a best efforts basis. Under a Shareholder Servicing and Distribution Plans (the 'Plans') adopted by the Trust with respect to the Fund pursuant to Rule 12b-1 under the 1940 Act, the Trust pays Mitchell Hutchins monthly fees calculated at the aggregate annual rates of .25%, 1.00% and 1.00% of the value of the Fund's average daily net assets attributed to Class A shares, Class B shares and Class C shares, respectively. Under their terms, the Plans continues from year to year, so long as their continuance is approved annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans (the 'Independent Trustees'). The Plans may not be amended to increase materially the amount to be spent for the services provided by Mitchell Hutchins without Fund shareholder approval, and all material amendments of the Plans also must be approved by the Trustees in the manner described above. The Plans may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) represented by the Class on not more than 30 days' written notice to Mitchell Hutchins.



     Pursuant to the Plans, Mitchell Hutchins provides the Trustees with periodic reports of amounts expended under the Plans and the purpose for which the expenditures were made. The Trustees believe that the Fund's expenditures under the Plans benefit the Fund and its shareholders by providing better shareholder services and by facilitating the distribution of shares. With respect to Class A shares, for the fiscal year ended June 30, 1995, Mitchell
Hutchins  received $        from  the Fund, of which it  is estimated that $ was
spent on advertising,  $ was spent  on printing and  mailing of prospectuses  to
other  than current shareholders,  $         was spent  on commission credits to
branch offices for payments of shareholder servicing compensation to  investment
executives  and  $            was  spent  on overhead  and  other  branch office
distribution or shareholder servicing-related expenses. With respect to Class C shares, for the fiscal year ended June 30, 1995, Mitchell Hutchins received
$            from  the  Fund, of  which it  is  estimated that  $ was  spent  on advertising,  $ was spent on printing and  mailing of prospectuses to other than
current shareholders, $       was spent on commission credits to branch  offices
for payments of commissions and shareholder servicing compensation to investment
executives  and  $            was  spent  on overhead  and  other  branch office
distribution or shareholder servicing-related expenses. No Class B shares were outstanding during that period. The term 'overhead and other branch office distribution or shareholder servicing-related expenses' represents (1) the expenses of operating PaineWebber's branch offices in connection with the sale of Fund shares or servicing of shareholder accounts, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(2) the costs of client sales seminars, (3) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (4) other incidental expenses relating to branch promotion of Fund sales.



                             PORTFOLIO TRANSACTIONS



     Decisions to buy and sell securities for the Fund are made by the Sub-Adviser, subject to review by Mitchell Hutchins and the Trust's Board of Trustees. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed.



     Subject to policies established by the board of directors, the Sub-Adviser is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, the Sub-Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Generally, bonds are traded on the OTC market on a 'net' basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. For the period January 19, 1994 (commencement of operations) through the fiscal year ended June 30, 1994 and for the fiscal year ended June 30, 1995, the
Fund paid $363,528  and [$             ], respectively,  in aggregate  brokerage
commissions.



     The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Trust's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins and its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that are members of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal year ended June 30, 1995, the Fund paid [no] brokerage commissions to PaineWebber.



     Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.



     Consistent with the interest of the Fund and subject to the review of the board of directors, the Sub-Adviser may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For the fiscal year ended June 30,
1995,  the Sub-Adviser directed  [$              ]  in portfolio transactions to
brokers chosen because they provided research services, for which the Fund  paid
[$       ] in commissions. For purchases or sales with broker-dealer firms which act as principal, the Sub-Adviser seeks best execution. Although the Sub-Adviser may receive certain research or execution services in connection with these transactions, the Sub-Adviser will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, the Sub-Adviser will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. The Sub-Adviser may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provided research or execution services. These procedures include the Sub-Adviser receiving multiple quotes from dealers before executing the transaction on an agency basis.



     Research services furnished by the brokers or dealers through which or with which the Fund effects securities transactions may be used by the Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to the Sub-Adviser by brokers or dealers in connection with other funds or accounts that the Sub-Adviser advises may be used by the Sub-Adviser in advising the Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the Sub-Investment Contract.



     Investment decisions for the Fund and for other investment accounts managed by the Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.



     The Fund will not purchase securities in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Corporation's board of directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.



     PORTFOLIO TURNOVER. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal year ended June 30, 1995 and for the period from January 19, 1994 (commencement of operations) to June 30, 1994, the portfolio turnover rate for the Fund was 76.07% and 8.11%, respectively.



           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES



     COMBINED PURCHASE PRIVILEGE -- CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Fund with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges for Class A shares indicated in the table of sales charges in the Prospectus. The sales charge payable on the purchase of Class A shares of the Funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.



     An   'eligible  group  of  related  Fund  investors'  can  consist  of  any combination of the following:



          (a) an individual, that individual's spouse, parents and children;



          (b) an  individual  and  his  or  her  Individual  Retirement  Account
     ('IRA');



          (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);



          (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);



          (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;



          (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; or



          (g) an employer (or a group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer).



     RIGHTS OF ACCUMULATION -- CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Fund among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A

Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.



     WAIVERS OF SALES CHARGES -- CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares of the Fund is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.



     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.



     If conditions exist which make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.



     SYSTEMATIC WITHDRAWAL PLAN. On or about the 15th of each month for monthly plans and on or about the 15th of the months selected for quarterly or semi-annual plans, PaineWebber will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payment specified by participants in the Fund's systematic withdrawal plan. The payment generally is mailed approximately three business days after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under 'Dividends, Distributions and Taxes' in the Prospectus. If periodic withdrawals continually exceed reinvested dividends, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ('Transfer Agent'). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.



     REINSTATEMENT PRIVILEGE -- CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed Class A shares of the Fund may reinstate their account without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the redemption proceeds are reinvested, if the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for the shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in 'Dividends and Taxes' in the Prospectus.



     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.



PAINEWEBBER RMA RESOURCE ACCUMULATION PLANSM;
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT'r' (RMA'r')



     Shares of the PaineWebber mutual funds (each a 'PW Fund' and, collectively, the 'PW Funds') are available for purchase through the RMA Resource Accumulation Plan ('Plan') by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ('RMA accountholders'). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under 'Valuation of Shares') after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.



     To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

     The terms of the Plan or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.



  Periodic Investing and Dollar Cost Averaging.



     Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of 'dollar cost averaging.' By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.



  PaineWebber's Resource Management Account.



     In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:



   monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard'r' transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;



   comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;



   automatic 'sweep' of uninvested cash into the RMA accountholder's choice of one of the five RMA money market funds -- RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;



   check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;



   Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;



   24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

   expanded account protection to $25 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and



   automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.



     The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.



                          CONVERSION OF CLASS B SHARES



     Class B shares of the Fund will automatically convert to Class A shares, based on the relative net asset values of each of the Classes, as of the close of business on the first Business Day (as defined below) of the month in which the sixth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A, a pro rata portion of the Class B shares in the sub-account will also convert to Class A. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A bears to the shareholder's total Class B shares not acquired through dividends and other distributions.



     The availability of the conversion feature is subject to (1) the continuing applicability of a ruling of the Internal Revenue Service that the dividends and other distributions paid on Class A and Class B shares will not result in 'preferential dividends' under the Internal Revenue Code and (2) the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of each Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.



                              VALUATION OF SHARES



     The Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



     Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Sub-Adviser as the primary market. Securities traded in the OTC market and listed on Nasdaq are valued at the last available sale price on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation.



     The Fund invests in foreign securities and, as a result, the calculation of each Class' net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. A security that is listed or traded on more than one exchange is valued for purposes of calculating each Class' net asset value at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If the bid and offered quotations are not available, the rate of exchange is determined in good faith by the Trustees.



     Where market quotations, are readily available, debt securities are valued based upon those quotations, provided such quotations adequately reflect, in the Sub-Adviser's judgment, fair value of the security. Where such market quotations are not readily available, such securities are valued based upon appraisals received from a pricing service using a computerized matrix system, or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities or assets will be valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the Trust's board of trustees determines that this does not represent fair value.



                            PERFORMANCE INFORMATION



     The Fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



     TOTAL RETURN. Average annual total return quotes ('Standardized Return') used in the Fund's Performance Advertisements are calculated according to the following formula:



     P(1 + T)n =     ERV
where:    P    =     a hypothetical initial payment of $1,000 to purchase shares of a specified Class
          T    =     average annual total return of shares of that Class
          n    =     number of years
          ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.



     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the Fund's maximum 4.5% initial sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B and

Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.



     The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The Fund calculates Non-Standardized Return for specified periods of time by assuming the investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of these charges would reduce the return.



     Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years will reflect conversion of the Class B shares to Class A shares at the end of the sixth year.



     The following table shows performance information for the Class A and Class C shares of the Fund for the periods indicated. No Class B shares were outstanding during those periods. All returns for periods of more than one year are expressed as an average return.



                                                                                     CLASS A    CLASS C
                                                                                     -------    -------
Fiscal year ended June 30, 1995:
     Standardized Return*.........................................................         %          %
     Non-Standardized Return......................................................         %          %
Five years ended June 30, 1995:
     Standardized Return*.........................................................       NA         NA
     Non-Standardized Return......................................................       NA         NA
Inception** to June 30, 1995:
     Standardized Return*.........................................................         %          %
     Non-Standardized Return......................................................         %          %



------------



 * All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. Class C shares impose a contingent deferred sales charge only on redemptions made within a year of purchase; therefore, Non-Standardized Return is identical to Standardized Return.



** The inception date for the Class A shares and Class C shares of the Fund is January 19, 1994.



     OTHER INFORMATION. In Performance Advertisements, the Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ('Lipper') for growth funds; CDA Investment Technologies, Inc. ('CDA'); Wiesenberger Investment Companies Service ('Wiesenberger'); Investment Company Data Inc. ('ICD'); or Morningstar Mutual Funds ('Morningstar'); or with the performance of recognized stock and other indexes, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the International Finance Corporation Global Total Return Index, the Morgan Stanley International Capital World Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Non-U.S. World Government Bond Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.



     The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.



     The Fund may also compare its performance with the performance of bank certificates of deposits (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote'r' Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns thereon and net asset value will fluctuate. The debt securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.


                                     TAXES

     Set forth below is a summary of certain income tax considerations generally affecting the Fund and its shareholders. The summary is not intended as a substitute for individual tax planning, and shareholders are urged to consult their tax advisors regarding the application of federal, state, local and foreign tax laws to their specific tax situations.

TAX STATUS OF THE FUND AND ITS SHAREHOLDERS

     The Fund is treated as a separate entity for federal income tax purposes. The Fund's net investment income, capital gains and distributions are determined for each Class of shares separately from any other series or Class that the Trust may designate.


     The Fund has qualified for the fiscal period ended June 30, 1995 as a 'regulated investment company' under the Code and intends to continue to qualify for this treatment for each year. If the Fund (1) is a regulated investment company and (2) distributes to its shareholders at least 90% of its net investment income (including for this purpose its net realized short term capital gains), the Fund will not be liable for federal income taxes to the extent that its net investment income and its net realized long term and short term capital gains, if any, are distributed to its shareholders. The Fund will be subject to a nondeductible 4% excise tax to the extent it does not satisfy certain other distribution requirements. The Fund intends to distribute sufficient income so as to avoid both the corporate income tax and the excise tax.


     The Fund's transactions in foreign currencies, forward currency contracts, options and futures contracts (including options and futures on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) will require the Fund to 'mark to market' certain types of the positions in its portfolio (that is, treat them as if they were closed out), and
(3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above and in the Prospectus. The Fund will seek to monitor its transactions, will seek to make the appropriate tax elections and will seek to make the appropriate entries in its books and records when it acquires any foreign currency, forward currency contract, option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     As a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares is a long term capital gain or loss if the shareholder has held the shares for more than one year. The gain or loss is a short term capital gain or loss if the shareholder has held the shares for one year or less.

     The Fund's net realized long term capital gains are distributed as described in the Prospectus. The distributions ('capital gain dividends'), if any, will be taxable to shareholders as long term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Trust to the shareholders of the Fund after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any Fund share, and if the share is sold before it has been held by the shareholder for more than six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, will be treated as a long term capital loss. Investors considering buying Fund shares on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment.


     Special rules contained in the Code apply when a Fund shareholder (1) disposes of shares of the Fund through a redemption or exchange within 90 days of purchase and (2) subsequently acquires shares of another PaineWebber mutual fund on which a sales charge normally is imposed without paying a sales charge in accordance with the exchange privilege described in the Prospectus. In these cases, any gain on the disposition of the Fund shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the Fund shares subsequently acquired. In addition, if shares of the Fund are purchased within 30 days of redeeming shares at a loss, the loss will not be deductible and instead will increase the basis of the newly purchased shares.


     If a shareholder fails to furnish the Trust with a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to 'backup withholding,' then the shareholder may be subject to a 31% 'backup withholding' tax with respect to (1) taxable dividends and distributions from the Fund and (2) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.


INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

     If the Fund purchases shares in certain foreign entities classified under the Code as 'passive foreign investment companies,' the Fund may be subject to federal income tax on a portion of an 'excess distribution' or gain from the disposition of the shares, even though the income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, gain on the disposition of shares in a passive foreign investment company generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on either the Fund or its shareholders with respect to any taxes arising from excess distributions or gains on the disposition of shares in a passive foreign investment company.

     The Fund may be eligible to elect to include in its gross income its share of earnings of a passive foreign investment company on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Fund.

     Legislation currently pending before the U.S. Congress would unify and, in certain cases, modify the anti-deferral rules contained in various provisions of the Code, including the passive foreign investment company provisions, related to the taxation of U.S. shareholders of foreign corporations. In the case of a passive foreign company ('PFC'), as defined in the legislation, having 'marketable stock,' the legislation would require U.S. shareholders owning less than 25% of a PFC that is not U.S.-controlled to mark to market the PFC stock annually, unless such shareholders elected to include in income currently their proportionate shares of the PFC's income and gain. Otherwise, U.S. shareholders would be treated substantially the same as under current law. Special rules applicable to mutual funds would classify as 'marketable stock' all stock in PFCs owned by the Fund; however, the Fund would not be liable for tax on income from PFCs that is distributed to shareholders. It is impossible to predict if or when the legislation will become law and, if it is so enacted, what form it will ultimately take. If the Fund is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under proposed regulations, each year to mark-to-market the stock (that is, treat it as if it were sold for fair market value). Such an election could also result in acceleration of income to the Fund.


                               OTHER INFORMATION



     The Trust was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time (the 'Declaration'). The Fund commenced operations on January 19, 1994. Prior to November 1, 1995, the name of the Fund was 'Mitchell Hutchins/Kidder, Peabody Emerging Markets Equity Fund.' Prior to February 13, 1995, the name of the Fund was 'Kidder, Peabody Emerging Markets Equity Fund.' Prior to November 1, 1995, the Fund's Class C shares were called 'Class B' shares. New Class B shares were not offered prior to November 1, 1995.

     Massachusetts law provides that shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration provides for indemnification from the Trust's property for all losses and expenses of any shareholder of the Trust held personally liable for the obligations of the Trust. Thus, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.


     CLASS-SPECIFIC EXPENSES. The Fund might determine to allocate certain of its expenses (in addition to distribution fees) to the specific Classes of the Fund's shares to which those expenses are attributable. For example, Class B shares of the Funds bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the Transfer Agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the Classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each Class and the relative amounts of net assets in each Class.



INDEPENDENT AUDITORS



     Ernst & Young LLP, located at 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Trust. In that capacity, Ernst & Young LLP audits the Trust's financial statements at least annually.



COUNSEL



     Willkie Farr & Gallagher, located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022, serves as counsel to the Trust.



                              FINANCIAL STATEMENTS



     The Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1995 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                               ------------------



                               TABLE OF CONTENTS



                                                    PAGE
                                                    ----
Statement of Additional Information..............     1
Investment Policies and Restrictions.............     1
Trustees and Officers............................     5
Investment Advisory and Distribution
  Arrangements...................................     8
Portfolio Transactions...........................    11
Reduced Sales Charges, Additional
  Exchange and Redemption
  Information and Other Services.................    13
Conversion of Class B Shares.....................    17
Valuation of Shares..............................    17
Performance Information..........................    18
Taxes............................................    20
Other Information................................    22
Financial Statements.............................    23



'c'1995 PAINEWEBBER INCORPORATED



[Logo] Recycled Paper


PaineWebber
                                                    Emerging Markets Equity Fund

                         -------------------------------------------------------
                                             Statement of Additional Information
                                                                November 1, 1995

                         -------------------------------------------------------
                                                                     PAINEWEBBER

                          PAINEWEBBER EMERGING MARKETS
                                  EQUITY FUND
                                 CLASS Y SHARES
                          1285 Avenue of the Americas
                            New York, New York 10019


  Professional Management
  Portfolio Diversification
  Dividend and Capital Gain
   Reinvestment

  Low Minimum Investment
  Automatic Investment Plan
  Systematic Withdrawal Plan
  Exchange Privileges
  Suitable for Retirement Plans


The Fund is a series of Mitchell Hutchins/Kidder, Peabody Investment Trust II ('Trust'). This Prospectus concisely sets forth information about the Fund a prospective investor should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 1, 1995 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.


The Class Y shares described in  this Prospectus are currently offered for  sale
primarily   to  participants   in  the   INSIGHT  Investment   Advisory  Program
('INSIGHT'), when purchased through that program. See 'Purchases.'


                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH
     COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS  PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTIVE WISCONSIN INVESTORS SHOULD NOTE THAT THE FUND MAY INVEST UP TO 10% OF ITS NET ASSETS IN RESTRICTED SECURITIES (OTHER THAN RULE 144A SECURITIES
 DETERMINED  TO BE LIQUID  BY THE TRUST'S  BOARD OF TRUSTEES)  AND MAY BORROW
   FROM BANKS FOR LEVERAGING PURPOSES (ALTHOUGH IT HAS NO INTENTION OF DOING
    SO IN THE FORESEEABLE FUTURE). INVESTMENT IN RESTRICTED SECURITIES (OTHER THAN SUCH RULE 144A SECURITIES) IN EXCESS OF 5% OF THE FUND'S
     TOTAL ASSETS AND BORROWING FOR LEVERAGING PURPOSES MAY BE  CONSIDERED
      SPECULATIVE     ACTIVITIES   AND    MAY    RESULT    IN    GREATER
                       RISK AND INCREASED FUND EXPENSES.

                            ------------------------
                The date of this Prospectus is November 1, 1995
                            PAINEWEBBER MUTUAL FUNDS

                               PROSPECTUS SUMMARY



     EXPENSES OF INVESTING IN THE FUND. The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.



                        SHAREHOLDER TRANSACTION EXPENSES



Maximum sales charge on purchases of shares (as a percentage of public offering
  price)...........................................................................     None
Sales charge on reinvested dividends...............................................     None
Maximum contingent deferred sales charge (as a percentage of redemption
  proceeds)........................................................................     None
Maximum Annual Investment Advisory Fee Payable by Shareholders through INSIGHT (as
  a percentage of average daily value of shares held)..............................    1.50%



                       ANNUAL FUND OPERATING EXPENSES(1)
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



Management fees....................................................................     1.62%
12b-1 fees.........................................................................     0.00
Other expenses.....................................................................
                                                                                      -------
Total operating expenses...........................................................         %
                                                                                      -------
                                                                                      -------


------------




(1) See 'Management' for additional information. The management fee payable to Mitchell Hutchins is greater than the management fee paid by most funds.


                       EXAMPLE OF EFFECT OF FUND EXPENSES

     An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:




 ONE YEAR        THREE YEARS       FIVE YEARS        TEN YEARS
-----------      -----------      ------------      -----------

$                $                $                 $



     This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ('SEC') applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Class Y shares of the Fund.



     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to Class Y shares of the Fund will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

                              FINANCIAL HIGHLIGHTS


The table below provides selected per share data and ratios for one Class Y share (prior to November 1, 1995, called 'Class C' shares) of the Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1995, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, and the financial information appearing in the table below, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge.



                                                                                                 Class Y
                                                                                       ----------------------------
                                                                                         For the          Period
                                                                                        Year ended        ended
                                                                                         June 30,        June 30,
                                                                                           1995          1994`D'
                                                                                       ------------    ------------
Net asset value, beginning of period..................................................   $  10.80        $  12.00
                                                                                       ------------    ------------
Increase (decrease) from investment operations:
Net investment income (loss)..........................................................       0.01            0.05
Net realized and unrealized losses from investment transactions.......................      (0.99)          (1.25)
                                                                                       ------------    ------------
Net decrease in net assets resulting from investment operations.......................      (0.98)          (1.20)
                                                                                       ------------    ------------
Less dividends to shareholders from:
Net investment income.................................................................      (0.07)         --
                                                                                       ------------    ------------
Net asset value, end of period........................................................   $   9.75        $  10.80
                                                                                       ------------    ------------
                                                                                       ------------    ------------
Total Investment Return(1)............................................................      (9.03)%        (10.00)%
                                                                                       ------------    ------------
                                                                                       ------------    ------------
Ratios/Supplemental Data:
     Net assets, end of period (000's omitted)........................................   $ 12,332        $ 15,435
Ratios of expenses, net of fee waivers and expense reimbursements, to average net
  assets..............................................................................       2.19%           2.22%*
Ratios of expenses, before fee waivers and expense reimbursements, to average net
  assets..............................................................................       2.29%           2.22%*
Ratios of net investment income to avarage net assets.................................      (0.51)%          0.97%*
Portfolio turnover....................................................................      76.07%           8.11%


------------

  * Annualized.

 `D' From January 19, 1994 (Commencement of Operations) to June 30, 1994.


(1) Total investment return is calculated assuming a $1,000 investment in Fund shares on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

                       INVESTMENT OBJECTIVE AND POLICIES


OBJECTIVE

      The Fund's investment objective is long term capital appreciation. The Fund seeks to achieve its objective through investment in a diversified portfolio consisting primarily of equity securities of issuers in Emerging Markets in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

      There can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. The Fund's investment objective and certain investment limitations, as described in the Statement of Additional Information, are fundamental policies and may not be changed without shareholder approval. All other investment policies may be changed by the Corporation's board of directors without shareholder approval.

INVESTMENT SELECTION PROCESS

      The Sub-Adviser's efforts focus primarily on asset allocation among selected Emerging Markets and, secondarily, on issuer selection within those markets. In addition to considerations relating to a particular market's investment restrictions and tax barriers, this asset allocation is based on other relevant factors including the outlook for economic growth, currency exchange rates, commodity prices, interest rates, political factors and the stage of the local market cycle in the market. The Sub-Adviser expects to spread the Fund's investments over geographic as well as economic sectors. Generally, the Sub-Adviser does not intend to invest more than two-thirds of the Fund's total assets in any single region (Asia, Latin America, Middle East, Southern Europe, Eastern Europe or Africa) or 35% in any single country. Under no circumstances will the Sub-Adviser invest more than 25% of the Fund's total assets in any single industry. Within each Emerging Market, the Fund will be diversified through investments in a number of local companies characterized by attractive valuation relative to expected growth.

      MARKET SELECTION. As of September 30, 1995, there were over 60 newly industrializing and developing countries having equity markets. The 18 most accessible of these markets had a total market capitalization of approximately U.S. [$1.729] trillion and over [7,700] listed stocks. A number of the Emerging Markets are not yet easily accessible to foreign investors and have unattractive tax barriers or insufficient liquidity to make significant investments by the Fund feasible or attractive. However, many of the largest of the Emerging Markets have, in recent years, liberalized access and the Sub-Adviser expects more to do so over the coming few years.

      Selections are made among Emerging Markets based on various factors including:

          MARKET FACTORS -- including the relative attractiveness of the market in comparison with its historic performance and with the performance of other emerging and world markets on the basis of fundamental values (e.g., price/earnings, price/book value, earnings momentum, volatility, dividend yield and debt/equity). The Sub-Adviser employs a computerized global and emerging market asset allocation model as one of its methods to assess the relative attractiveness of each Emerging Market based on these factors.

          MACRO-ECONOMIC  FACTORS  --  including  the  outlook  for  currencies,
     interest   rates,   commodities,  economic   growth,   inflation,  business
     confidence and private sector initiative.

          POLITICAL FACTORS -- including the stability of the current government and its
     attitudes  towards  foreign  investment,  private  sector  initiative   and
     development of capital markets.

          MARKET DEVELOPMENT -- the development of the market relative to North American markets in terms of market capitalization, level of trading activity, sophistication of capital market activities and shareholder protection.

          INVESTMENT RESTRICTIONS -- including the level of foreign ownership allowed, the method of investment allowed (e.g., direct investment or through authorized investment funds), required holding periods, ability to repatriate earnings and applicable tax legislation.

      Based on these and other factors, the portfolio is evaluated and, if necessary, adjusted on at least a quarterly basis to ensure that it conforms to the objective and policies of the Fund. Each of the Emerging Markets in which the Fund may invest is also monitored on a continuous basis and tactical shifts in portfolio allocation are made, when required, based on new developments.

      Emerging Markets in which the Fund intends to invest are currently expected to be selected from the following [28] Emerging Markets and republics:

ASIA:           Bangladesh, China,  Hong
                Kong,  India, Indonesia,
                Korea, Malaysia,
                Pakistan,   Papua    New
                Guinea, Philippines,
                Singapore,   Sri  Lanka,
                Republic of China
                (Taiwan), Thailand

LATIN AMERICA:  Argentina, Bolivia,
                Brazil, Chile, Co-
                lumbia,  Mexico,   Peru,
                Venezuela
EUROPE/MIDDLE
  EAST:         The    Czech   Republic,
                Commonwealth of
                Independent States,
                Greece, Hungary, Jordan,
                Poland, Portugal, Turkey

AFRICA:         Mauritius, Morocco,
                South Africa

      The foregoing list of Emerging Markets is not exhaustive. As used in this Prospectus, the countries that will not be considered Emerging Markets include:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Spain, Norway, Sweden,
Switzerland, United Kingdom and the United States. Under normal market conditions, the Fund will invest a minimum of 65% of its total assets in equity securities of issuers in Emerging Markets and will maintain investments in at least three Emerging Markets. In a number of the countries, investment is presently allowed exclusively or predominantly through existing or newly formed authorized investment funds. See 'Types of Portfolio Investments' below. These restrictions are gradually easing and the Fund anticipates that it will be able to make investments in individual stocks in these countries as their attitude towards foreign investment improves. The Sub-Adviser expects that over the coming years a number of countries other than those listed above are likely to become potential candidates for investment by the Fund, including Uruguay, Ivory Coast, Jamaica, Kenya, Nigeria, Slovakia and Zimbabwe.

      INVESTMENT SELECTION. Within each Emerging Market, the Fund invests in a selection of companies that are characterized by attractive valuation. Using various data bases and sources of investment information, the Sub-Adviser screens each market for companies available for investment. In order to be considered for investment, companies must legally permit investment by foreigners, have a market capitalization of over $15 million and show sufficient liquidity based on trading volume and shares outstanding. From among this group, investments are systematically screened for fundamental value based on a number of standards, including price to earnings ratio, price to book value ratio, earnings momentum, dividend yield and debt to equity ratio. The purpose of this screening is to eliminate investments in companies considered inappropriate due to inadequate liquidity or unacceptable risk factors. Decisions on issuer selection are often influenced by on-site visits to issuers. The resulting selection of investments is intended to provide a broad group of attractively valued investments available to foreign investors in each Emerging Market.

      USE OF QUANTITATIVE TECHNIQUES. The Sub-Adviser has developed and will use a proprietary asset allocation model to assist in the selection of markets and individual stocks. Making use of long term historical data on at least 1,000 of the most actively traded stocks in the target markets as well as additional data for recent years and earnings forecasts, the Sub-Adviser estimates the relationship between the fair value and price levels of markets based on a variety of fundamental indicators. Statistical techniques are employed that help determine those indicators that are relevant in particular cases. The model evaluates markets in historical and prospective terms taking into consideration interest rates, inflation and currency developments. While following a disciplined, systematic approach to investment selection, the Sub-Adviser combines the results from computerized screening techniques with market, industry, economic and political information.

TYPES OF PORTFOLIO INVESTMENTS

      An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies: (1) the principal securities trading market for which is in an Emerging Market; (2) whose principal trading market is in any country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in Emerging Markets; or (3) that are organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to eligibility are made by the Sub-Adviser based on publicly available information and inquiries made to the companies.

      The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ('ADRs'), which are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies, and which represent the deposit with those entities of securities of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through 'sponsored' or 'unsponsored' arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

      The Fund, in addition to investing in foreign securities in the form of ADRs, may purchase European Depositary Receipts

('EDRs'), which are sometimes referred to as Continental Depositary Receipts ('CDRs'). EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

      In certain countries that currently prohibit direct foreign investment in the securities of their companies, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through investment funds that have been specifically authorized to invest directly in the relevant market. The Fund may invest in these investment funds and registered investment companies subject to the provisions of the 1940 Act. Under the 1940 Act, the Fund, subject to certain exceptions, may invest a maximum of 10% of its total assets in the securities of other investment companies, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company and the Fund may not own more than 3% of the securities of any one investment company. If the Fund invests in investment companies, the Fund will bear its proportionate share of the costs incurred by such companies, including investment advisory fees, if any.

      Although the Fund does not intend to do so in the foreseeable future, the Fund may hedge all or a portion of its portfolio investments through stock options, stock index options, futures contracts and options thereon and short sales and may hedge all or a portion of its exposure to foreign currencies in which its investments are, or are anticipated to be, denominated through currency futures contracts and options thereon, and options on foreign currencies. Currently, these financial instruments are only rarely available in Emerging Markets and the Fund will not engage in transactions involving these instruments prior to providing appropriate disclosure to investors. Although it has no intention of doing so in an amount exceeding 5% of its total assets in the foreseeable future, the Fund may lend its portfolio securities, as described in the Statement of Additional Information. The Fund intends to engage in transactions involving forward currency contracts. See 'Investment Techniques and Strategies' below.


      Up to 15% of the value of the Fund's total assets may be invested in illiquid securities, which are securities lacking readily available markets, including: (1) repurchase agreements not maturing within seven days, (2) time deposits with maturities in excess of seven days and (3) securities whose disposition is restricted as to resale in the principal market in which they are traded (other than Rule 144A securities determined to be liquid by the Trust's Board of Trustees). Under Ohio law, such Rule 144A securities are considered restricted securities. Therefore, to the extent that the Fund invests in Rule 144A securities, Ohio investors should note that the Fund may invest more than 15% of its assets in restricted securities.


      The Fund may hold up to 35% of its total assets in cash or invest in money market instruments and in excess of that amount when the Sub-Adviser determines that unstable market, economic, political or currency conditions abroad warrant adoption of a temporary defensive posture. To the extent that it holds cash or invests in money market instruments, the Fund may not achieve its investment objective.

      Pending the investment of funds resulting from the sale of Fund shares or the liquidation of portfolio holdings, or during temporary defensive periods or in order to have available highly liquid assets to meet anticipated redemptions of Fund shares or to pay the Fund's operating expenses, the Fund may invest in the following types of money market instruments: securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ('Government

Securities'); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of foreign or domestic banks and other banking institutions having total assets in excess of $500 million); commercial paper, including variable and floating rate notes, rated no lower than A-1 by Standard & Poor's or Prime-1 by Moody's Investors Service, Inc., or the equivalent rating from another major rating service, or, if unrated, of an issuer having an outstanding unsecured debt issue then rated within the three highest rating categories; and repurchase agreements meeting the conditions described below under 'Investment Techniques and Strategies -- Repurchase Agreements.' Except during temporary defensive periods, the Fund will not invest more than 35% of its assets in money market instruments. At no time will the Fund's investments in bank obligations, including time deposits, exceed 25% of the value of its assets.

      The Fund is authorized to invest in obligations of foreign banks or foreign branches of domestic banks that are traded in the United States or outside the United States, but that are denominated in U.S. dollars. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

      Among the Government Securities that may be held by the Fund are instruments that are supported by the full faith and credit of the United States; instruments that are supported by the right of the issuer to borrow from the U.S. Treasury; and instruments that are supported solely by the credit of the instrumentality. The Fund may invest up to 5% of its total assets in exchange rate-related Government Securities, which are described in the Statement of Additional Information.

INVESTMENT TECHNIQUES AND STRATEGIES

      The Fund, in seeking to meet its investment objective, is authorized to engage in any one or more of the specialized investment techniques and strategies described below:

      FORWARD CURRENCY TRANSACTIONS. The Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange takes place will be negotiated and fixed for the term of the contract at the time that the Fund enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions.

      Upon maturity of a forward currency contract, the Fund may (1) pay for and receive the underlying currency, (2) negotiate with the dealer to rollover the contract into a new forward currency contract with a new future settlement date or (3) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader providing for the Fund's paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Fund may also be able to negotiate such an offset prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to the Fund.

      The Fund's dealings in forward foreign exchange is limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (this practice being referred to as a 'cross-hedge').

      In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Sub-Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of the Fund's aggregate investments in foreign currencies. See the Statement of Additional Information for a further discussion of forward currency contracts.

      REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Fund may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. Thus, repurchase agreements are considered to be collateralized loans. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement of the Fund are monitored on an ongoing basis by the Sub-Adviser or Mitchell Hutchins to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Sub-Adviser or Mitchell Hutchins also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements.

      WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Fund enters into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a 'when, as and if issued' basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash, Government Securities or other liquid high-grade debt obligations in an amount equal to the amount of its when-issued or delayed-delivery purchase commitments.

INVESTMENT RESTRICTIONS

      The Trust has adopted certain fundamental investment restrictions with respect to the Fund that may not be changed without approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Included among those fundamental restrictions are the following:

          1. The Fund will not lend money to other persons, except through purchasing debt obligations, lending portfolio securities in an amount not to exceed 33- 1/3% of the value of the Fund's total assets and entering into repurchase agreements.

          2. The Fund may borrow from banks for leveraging purposes (although it has no intention of doing so in the foreseeable future), as well as the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33- 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.

      The risks of borrowing for investment purposes, as well as certain other investment restrictions adopted by the Trust with respect to the Fund, are described in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS

      Investing in the Fund involves risks and special considerations, such as those described below:

      GENERAL. An investment in shares of the Fund should not be considered to be a complete investment program. The value of the Fund's investments, and as a result the net asset values of the Fund's shares, will fluctuate in response to changes in the market and economic conditions as well as the financial condition and prospects of issuers in which the Fund invests. Issuers in Emerging Markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets. In addition, securities of issuers in Emerging Markets are traded in lower volume and are more volatile than those issued by companies in developed markets. In light of these characteristics of issuers in Emerging Markets and their securities, the Fund may be subject to greater investment risk than that assumed by other investment companies. Because of the risks associated with the

Fund's investments, the Fund is intended to be a long term investment vehicle and is not designed to provide investors with a means of speculating on short term stock market movements.

      INVESTMENT  IN  FOREIGN  SECURITIES.  Investing  in  securities  issued by foreign issuers involves considerations and potential risks not typically associated with investing in obligations issued by domestic issuers. Less information may be available about foreign issuers than about domestic issuers and foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

      INVESTING IN EMERGING MARKETS. Investing in securities of issuers in Emerging Markets involves exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of Emerging Markets that may affect investment in their markets include certain national policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by issuers located in Emerging Markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in significantly greater price volatility of those securities.

      Included among the Emerging Markets in which the Fund may invest are the formerly communist countries of Eastern Europe, the Commonwealth of Independent States (formerly the Soviet Union) and the People's Republic of China (collectively, 'Communist Countries'). Upon the accession to power of Communist regimes approximately 40 to 70 years ago, the governments of a number of Communist Countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that the Fund's investments in Communist Countries, if any, would not also be expropriated, nationalized or otherwise confiscated, in which case the Fund could lose its entire investment in the Communist Country involved. In addition, any change in the leadership or policies of Communist Countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring.

      CURRENCY EXCHANGE RATES. The Fund's share values may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates gen-
erally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by the intervention of the U.S. government, foreign governments or central banks, the imposition of currency controls or other political developments in the United States or abroad.

      WARRANTS. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by the Fund in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange, Inc. ('NYSE') or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

      NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. The Fund's investments in illiquid securities are subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Sub-Adviser deems representative of their value, the value of the Fund's net assets could be adversely affected.

      FORWARD CURRENCY CONTRACTS. In entering into forward currency contracts, the Fund is subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the Sub-Adviser's special skills and experience with respect to those instruments and usually depends on the Sub-Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect.

      The Fund's ability to dispose of its positions in forward currency contracts depends on the availability of active markets in those instruments and the Sub-Adviser cannot now predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that the Fund will be able to utilize these contracts effectively for the purposes described above.

      REPURCHASE AGREEMENTS. In entering into a repurchase agreement, the Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

      WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. When the Fund engages in when-issued or delayed-delivery securities transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing on opportunity to obtain a price considered to be advantageous.

PORTFOLIO TRANSACTIONS AND TURNOVER

      Decisions to buy and sell securities for the Fund are made by the Sub-Adviser, subject to review by the Board of Trustees and Mitchell Hutchins, and are placed with brokers or dealers selected by the Sub-Adviser. The Trustees have determined that, to the extent consistent with applicable provisions of the 1940 Act and rules and exemptions adopted thereunder, transactions for the Fund may be executed through PaineWebber if, in the judgment of the Sub-Adviser, the use of PaineWebber is likely to result in price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, PaineWebber charges the Fund a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions.

      The Fund's portfolio is actively managed. The Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Sub-Adviser deems portfolio changes appropriate. An annual turnover rate of 100% would occur if all of the securities held by the fund are replaced once during a period of one year. Higher portfolio turnover rates (100% or more) will result in corresponding increases in transaction costs, which will be borne directly by the Fund, may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes and may cause shareholders of the Fund to recognize short-term capital gains for federal income tax purposes. See 'Dividends, Distributions and Taxes -- Taxes.'

                                   PURCHASES


      Class Y shares (prior to November 1, 1995, called 'Class C' shares) are sold to eligible investors at the net asset value next determined (see 'Valuation of Shares') after the purchase order is received at PaineWebber's New York City offices. No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to Rule 12b-1 distribution or service fees. The Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of the Class Y shares for a period of time.



      INSIGHT. An investor who purchases $50,000 or more of shares of the PaineWebber mutual funds that are in the Flexible Pricing System may participate in INSIGHT, a total portfolio asset allocation program sponsored by PaineWebber, and thus become eligible to purchase Class Y shares. INSIGHT offers comprehensive investment services, including a personalized asset allocation investment strategy using an appropriate combination of funds, professional investment advice regarding investment among the funds by portfolio specialists, monitoring of investment performance and comprehensive quarterly reports that cover market trends, portfolio summaries and personalized account information. Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets held through the program (generally charged quarterly in advance), which covers all INSIGHT investment advisory services and program administration fees. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT. INSIGHT clients may elect to have their INSIGHT fees charged to their PaineWebber accounts (by the automatic redemption of money market fund shares) or another of their PaineWebber accounts or billed separately.



      ACQUISITION OF CLASS Y SHARES BY OTHERS. Present holders of Class Y shares who are not current INSIGHT participants may acquire Class A shares of the Fund without a sales charge. This category includes former employees of Kidder, Peabody & Co. Incorporated ('Kidder, Peabody'), their associated accounts, present and former directors and trustees of the former Kidder, Peabody mutual funds. The Fund is authorized to offer Class Y shares to employee benefit and retirement plans of Paine Webber Group, Inc., and its affiliates and certain other investment advisory programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. At present, however, INSIGHT participants are the only purchasers in these two categories.


                                  REDEMPTIONS


      As described below, Class Y shares may be redeemed at their net asset value and redemption proceeds will be paid after receipt of a redemption request as described below.


      REDEMPTION THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. PaineWebber clients may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As the Fund's agent, PaineWebber may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds (less any applicable contingent deferred sales charge) will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspondent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices.

      PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

      REDEMPTION THROUGH THE TRANSFER AGENT. Fund shareholders who are not PaineWebber clients or who wish to redeem certificated shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Shareholders should mail redemption requests directly to the Transfer Agent:
PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next computed after it is received in 'good order' and redemption proceeds will be paid within seven days of the receipt of the request. 'Good order' means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange, (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations and (4) duly endorsed share certificates, if any. Shareholders are responsible for ensuring that a request for redemption is received in 'good order.'


      ADDITIONAL INFORMATION ON REDEMPTIONS. A shareholder may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank account designated by the shareholder. Questions about this option, or redemption requirements generally, should be referred to the shareholder's PaineWebber investment executive or correspondent firm, or to the Transfer Agent if the shares are not held in a PaineWebber brokerage account. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.


      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all Fund shares in any shareholder account of less than $500 net asset value. If the Fund elects to do so, it will notify the shareholder and provide the shareholder the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS


      Dividends from net investment income and distributions of net realized capital gains of the Fund, if any, are distributed annually after the close of the fiscal year in which they are earned. Unless a shareholder instructs the Fund that dividends and capital gains distributions on shares should be paid in cash and credited to the shareholder's Account, dividends and capital gains distributions are reinvested automatically at net asset value in additional shares. The Fund is subject to a 4% nondeductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of its shareholders, the Fund will declare and pay dividends of its net investment income and distributions of its net capital gains more frequently than stated above.

TAXES

      The Fund has qualified for the fiscal year ended June 30, 1995 as a regulated investment company within the meaning of the Code and intends to qualify for this treatment in each year. To qualify as a regulated investment company for federal income tax purposes, the Fund will limit its income and investments so that (1) less than 30% of its gross income is derived from the sale or disposition of stocks, other securities and certain financial instruments (including certain forward contracts) that were held for less than three months and (2) at the close of each quarter of the taxable year (a) not more than 25% of the market value of the Fund's total assets is invested in the securities of a single issuer or of two or more issuers controlled by the Fund (within the meaning of Section 852(a)(2) of the Code) that are engaged in the same or similar trades or businesses or in related trades or businesses (other than Government Securities and securities of other regulated investment companies) and (b) at least 50% of the market value of the Fund's total assets is represented by (i) cash and cash items, (ii) Government Securities and (iii) other securities limited in respect of any one issuer to an amount not greater in value than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer. The requirements for qualification may cause the Fund to restrict the degree to which it sells or otherwise disposes of stocks, other securities and certain financial instruments held for less than three months. If the Fund qualifies as a regulated investment company and meets certain distribution requirements, the Fund will not be subject to federal income and excise taxes on its net investment income and net realized capital gains that it distributes to its shareholders.

      Dividends paid by the Fund out of net investment income and distributions of net realized short term capital gains will be taxable to shareholders as ordinary income, whether received in cash or reinvested in additional Fund shares. Distributions of net realized long term capital gains will be taxable to shareholders as long term capital gains, regardless of how long shareholders have held their shares and whether the distributions are received in cash or reinvested in additional shares. Dividends and distributions paid by the Fund will generally not qualify for the federal dividends received deduction for corporate shareholders.

      Income received by the Fund from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of these taxes will reduce the amount of dividends and distributions paid to the Fund's shareholders. The Fund expects to elect, for federal income tax purposes, to treat certain foreign income taxes it pays as having been paid by its shareholders.

      Statements as to the tax status of each Fund shareholder's dividends and distributions will be mailed annually. Shareholders will also receive, as appropriate, various written notices after the close of the Fund's taxable year regarding the tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year, including the amount of dividends that represent interest derived from Government Securities.

      Shareholders are urged to consult their tax advisors regarding the application of federal, state, local and foreign tax laws to their specific situations before investing in the Fund.

                              VALUATION OF SHARES


      Net asset value per share is calculated by State Street, the Fund's custodian, on each day, Monday through Friday, except that net asset value is not computed on days on which the NYSE is closed. The NYSE is currently scheduled to be closed on the observance of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


      Net asset value per share is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), and is computed by dividing the value of the Fund's net assets attributable to that Class by the total number of shares outstanding of that Class. Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Trustees.


      Securities that are primarily traded on foreign exchanges that close prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) are generally valued for purposes of calculating the Fund's net asset values at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Securities that are primarily traded on foreign exchanges that close after the close of regular trading on the NYSE are generally valued at sale prices as of a time reasonably proximate to the close of regular trading on the NYSE or, if no sales occurred previously during that day, at the then-current bid price.

      A security that is primarily traded on a domestic stock exchange is valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price. An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

      For purposes of calculating a Class' net asset value per share, assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values based on a formula prescribed by the Trust or, if the information required by the formula is unavailable, as determined in good faith by the Trustees. Corporate actions by issuers of securities held by the Fund, such as the payment of dividends or distributions, are reflected in each Class' net asset value on the ex-dividend date therefore, except that they will be so reflected on the date the Fund is actually advised of the corporate action if subsequent to the ex-dividend date. In carrying out the Fund's valuation policies, State Street may consult with an independent pricing service retained by the Trust. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

                                   MANAGEMENT

      The Trust's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for the Fund's day-to-day management. Mitchell

Hutchins, the Fund's investment adviser and administrator, supervises all aspects of the Fund's operations. Mitchell Hutchins receives a monthly fee for its services, computed daily and payable monthly, at an annual rate of 1.62% of the Fund's average daily net assets. The rate of fee paid to Mitchell Hutchins, although higher than that paid by most other investment companies registered under the 1940 Act, is believed by Mitchell Hutchins to be within the range charged to other investment companies that invest in Emerging Markets and reflects the need to devote additional time and incur added expense in developing the specialized resources contemplated by investing in these markets.

      Mitchell Hutchins supervises the activities of Emerging Markets Management which, as Sub-Adviser for the Funds, makes and implements all investment decisions for the Fund. Under the sub-advisory contract, Mitchell Hutchins (not the Fund) pays EMM a fee for its services as Sub-Adviser for the Fund in the amount of 1.12% of the Fund's average daily net assets.


      The Fund incurs other expenses and, for the fiscal year ended June 30, 1995, the Fund's total expenses for Class Y shares, stated as a percentage of
average net assets were (net of fee waivers)      %.


      Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn a wholly owned subsidiary of Paine Webber Group Inc., a publicly owned financial services holding company. As of September 30, 1995, Mitchell Hutchins was adviser or sub-adviser of [ ] investment companies with [ ] separate
portfolios and aggregate assets of over [     ] billion.

      The Sub-Adviser, 1001 Nineteenth Street North, Arlington, Virginia 22209-1722, is a registered investment adviser under the Advisers Act and concentrates its investment advisory activities in the area of Emerging Markets. The Sub-Adviser is an investment management firm registered under the Advisers Act and organized as a general partnership under the laws of the District of Columbia. The managing partner of the Sub-Adviser is Emerging Markets Investors Corporation ('EMI'), a Delaware Corporation that is also registered under the Advisers Act, which is controlled by Antoine van Agtmael. Mr. Agtmael is ultimately responsible for all investment decisions made by the Sub-Adviser and EMI. Mr. van Agtmael serves as the Fund's Chief Investment Officer and in that capacity is the individual primarily responsible for the management of the Fund's assets. Mr. van Agtmael has been the President of the Sub-Adviser for more than the past five years. EMI directly and through the Sub-Adviser provides its investment advisory services to a variety of clients having total assets under its management exceeding $ billion as of September 30, 1995. The Sub-Adviser has not previously served as an investment adviser to a registered investment company.

      Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Sub-Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales are allocated in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.


      Mitchell Hutchins and EMM investment personnel may engage in securities transactions for their own accounts pursuant to each firm's code of ethics that establishes procedures for personal investing and restricts certain transactions.



      DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins is the distributor of the Fund's Class Y shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares.


                            PERFORMANCE INFORMATION


      The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. One-, five- and ten-year periods will be shown, unless the shares have been in existence for a shorter period. Total return calculations assume reinvestment of dividends and other distributions.



      The Fund may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof.


      The Fund will include performance data for all Classes of Fund shares in any advertisements or promotional materials including Fund performance data. Total return and yield information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost.

                              GENERAL INFORMATION

      ORGANIZATION. The Trust is registered under the 1940 Act as an open-end management investment company and was formed as a business trust pursuant to a Declaration of Trust, as amended from time to time (the 'Declaration'), under the laws of The Commonwealth of Massachusetts on August 10, 1992. The Fund commenced operations on January 19, 1994. The Declaration authorizes the Trustees to create separate series, and within each series separate Classes, of an unlimited number of shares of beneficial interest, par value $.001 per share. As of the date of this Prospectus, the Trustees have established several such series, representing interests in, among others, the Fund described in this Prospectus. See 'Exchange Privilege' in the Statement of Additional Information.

      When issued, Fund shares will be fully paid and non-assessable. Shares are freely transferable and have no pre-emptive, subscription or conversion rights. Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the effect of the respective sales charges, if any, for each Class; (3) the distribution and/or service fees, if any, borne by each Class; (4) the expenses allocable exclusively to each Class; (5) voting rights on matters exclusively affecting a single Class; and (6) the exchange privilege of each Class. The Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any conflict exists and, if so, take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Trust's Board of Trustees.

      Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Generally, shares of the Trust are voted on a Trust-wide basis on all matters except those affecting only the interests of one series, such as the Fund's investment advisory agreement. In turn, shares of the Fund are voted on a Fund-wide basis on all matters except those affecting only the interests of one Class, such as the terms of the plans of distribution as they relate to Class A, Class B and Class C shares.


      The Trust does not intend to hold annual meetings of shareholders for the purpose of electing Trustees unless, and until such time as, less than a majority of the Trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Shareholders of the Fund who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

      To avoid additional operating costs and for investor convenience, the Fund does not issue share certificates. Ownership of the Fund's shares is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

      CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Fund's assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

      CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of Fund shares. PaineWebber clients receive statements at least quarterly that report their Fund activity and consolidated year-end statements that show all Fund transactions for that year. Shareholders who are not PaineWebber clients receive quarterly statements from the Transfer Agent. Shareholders also receive audited annual and unaudited semi-annual financial statements of the Fund.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


'c'1995 PaineWebber Incorporated

[Logo] Recycled Paper

                        PAINEWEBBER

               EMERGING MARKETS EQUITY FUND

                      CLASS Y SHARES


                 ------------------------

                     TABLE OF CONTENTS


                                                       PAGE
                                                      -----
Prospectus Summary.................................       2
Financial Highlights...............................       3
Investment Objective and Policies..................       4
Purchases..........................................      13
Redemptions........................................      14
Dividends, Distributions and Taxes.................      15
Valuation of Shares................................      16
Management.........................................      17
Performance Information............................      19
General Information................................      19


PROSPECTUS
November 1, 1995

                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
                                 CLASS Y SHARES
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019


                      STATEMENT OF ADDITIONAL INFORMATION

     PaineWebber Emerging Markets Equity Fund ('Fund') is a diversified series of Mitchell Hutchins/Kidder, Peabody Investment Trust II ('Trust'), a professionally managed mutual fund. The Fund seeks long term capital appreciation by investing primarily in equity securities of issuers in the securities markets of newly industrializing countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa. The Fund's investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'). The Fund's investment sub-adviser is Emerging Markets Management ('Sub-Adviser'). As distributor for the Fund, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated November 1, 1995. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or corresponding firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated November 1, 1995.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The Prospectus discusses the investment objective of the Fund and the policies to be employed to achieve that objective. Supplemental information is set out below concerning certain of the securities and other instruments in which the Fund may invest, the investment techniques and strategies that the Fund may utilize and certain risks involved with those investments, techniques and strategies.

RULE 144A SECURITIES

     The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the '1933 Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the 1933 Act ('Rule 144A Securities'). Particular Rule 144A Securities are considered illiquid and, therefore, subject to the Fund's limitation on the purchase of illiquid securities, unless the Trustees determine on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. The Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees may adopt guidelines and delegate to Mitchell Hutchins or the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Trustees retain ultimate responsibility for any determination regarding liquidity. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and neither Mitchell Hutchins nor the Sub-Adviser can predict how this market will develop. The Trustees carefully monitor any investments by the Fund in Rule 144A Securities.

GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ('Government Securities') in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business
Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the United States Government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund invests in obligations issued by an instrumentality of the U.S. Government only if Mitchell Hutchins or the Sub-Adviser determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.

INVESTMENT TECHNIQUES AND STRATEGIES

     FORWARD CURRENCY TRANSACTIONS. At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to the Fund of engaging in forward currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

     If a devaluation is generally anticipated, the Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The Fund will not enter into a forward currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ('Code'), for a given year. See 'Taxes -- Tax Status of the Fund and its Shareholders.'

     Certain transactions involving forward currency contracts are not traded on contract markets regulated by the Commodities Futures Trading Commission
('CFTC'); forward currency contracts also are not regulated by the Securities and Exchange Commission ('SEC'). Instead, forward currency contracts are traded through financial institutions acting as market-makers. In the forward currency market, no daily price fluctuation limits are applicable, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward currency contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with those positions.

     Forward currency contracts may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 33 1/3% of the value of the Fund's total assets. The Fund's loans of securities are collateralized by cash, letters of credit or Government Securities. The cash or instruments collateralizing the Fund's loans of securities are maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a 'finder.' The Fund will comply with the following conditions whenever it loans securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

     BORROWING. Although it has no intention of doing so in the foreseeable future, the Fund may borrow for leverage purposes from banks up to 33 1/3 of the value of its net assets (not including the amount of such borrowings). Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than otherwise would be the case.

     If the Fund borrows money for other than temporary or emergency purposes, it may borrow no more than 33 1/3 of its net assets and, in any event, the value of its assets (including borrowings) less its liabilities (excluding borrowings but including securities borrowed in connection with short sales) must at all times be maintained at not less than 300% of all outstanding borrowings. If, for any reason, including adverse market conditions, the Fund should fail to meet this test, it will be required to reduce its borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary for the Fund to sell a portion of its portfolio securities at a time when it is disadvantageous to do so.

INVESTMENT RESTRICTIONS

     Investment restrictions numbered 1 through 10 below have been adopted by the Trust as fundamental policies with respect to the Fund. A fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended ('1940 Act'). Investment restrictions numbered 11 through 14 may be changed by a vote of a majority of the Trustees at any time.

     Under the investment restrictions adopted by the Trust with respect to  the
Fund:

          1. The Fund will not purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

          2. The Fund will not purchase more than 10% of the voting securities of any one issuer, except that this limitation is not applicable to the Fund's investments in Government Securities, and up to 25% of the Fund's assets may be invested without regard to this 10% limitation.

          3. The Fund may borrow from banks for leveraging purposes, as well as for temporary or emergency purposes such as the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings for temporary or emergency purposes exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

          4. The Fund will not lend money to other persons, except through purchasing debt obligations, lending portfolio securities in an amount not to exceed 33 1/3% of the value of the Fund's total assets and entering into repurchase agreements.

          5. The Fund will invest no more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any country other than the United States, but not the United States Government and (b) all supranational organizations.

          6. The Fund will not purchase securities on margin, except that the Fund may engage in short sales of securities and obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

          7. The Fund will not purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.

          8. The Fund will not purchase or sell commodities or commodity contracts (except currencies, securities index and currency futures contracts and related options, forward foreign currency contracts and other similar contracts).

          9. The Fund will not invest in oil, gas or other mineral leases or exploration or development programs.

          10. The Fund will not act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

          11. The Fund will not make investments for the purpose of exercising control of management.

          12. The Fund will not purchase any security, if as a result of the purchase, the Fund would then have more than 5% of the value of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

          13. The Fund will not purchase or retain securities of any company if, to the knowledge of the Fund, any of the Trust's Trustees or officers or any officer or director of Mitchell Hutchins or the Sub-Adviser individually owns more than .5% of the outstanding securities of the company and together they own beneficially more than 5% of the securities.


          14. The Fund will not invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange, Inc. ('NYSE') or the American Stock Exchange, Inc.


     The Trust may make commitments regarding the Fund more restrictive than the restrictions listed above so as to permit the sale of the Fund's shares in certain states. Should the Trust determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Trust will revoke the commitment by terminating the sale of the Fund's shares in the state involved. The percentage limitations contained in the restrictions listed above apply at the time of purchase of the securities.

                             TRUSTEES AND OFFICERS

     The names of Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. An asterisk appears before the name of each Trustee who is an 'interested person' of the Trust, as defined in the 1940 Act.

     David J. Beaubien, 60, Trustee. Chairman of Yankee Environmental Systems, Inc., manufacturer of meteorological measuring instruments. Director of IEC, Inc., manufacturer of electronic assemblies, Belfort Instruments, Inc., manufacturer of environmental instruments, and Oriel Corp., manufacturer of optical instruments. Prior to January 1991, Senior Vice President of EG&G, Inc., a company that makes and provides a variety of scientific and technically oriented products and services. Mr. Beaubien is a director or trustee of 13 other investment companies for which Mitchell Hutchins or PaineWebber Incorporated ('PaineWebber') serves as investment adviser.

     William W. Hewitt, Jr., 66, Trustee. Trustee of The Guardian Asset Allocation Fund, The Guardian Baillie Gifford International Fund, The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc., The Guardian Park Ave. Fund, The Guardian Stock Fund, Inc., The Guardian Cash Management Trust and The Guardian U.S. Government Trust. Mr. Hewitt is a director or trustee of 13 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Thomas R. Jordan, 66, Trustee. Principal of The Dilenschneider Group, Inc., a corporate communications and public policy counseling firm. Prior to January 1992, Senior Vice President of Hill & Knowlton, a public relations and public affairs firm. Prior to April 1991, President of The Jordan Group, a management consulting and strategies development firm. Mr. Jordan is a director or trustee of 12 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     *Frank P. L. Minard, 50, Trustee. Chairman of Mitchell Hutchins, chairman of the board of Mitchell Hutchins Institutional Investors Inc. and a director of PaineWebber. Prior to 1993, managing director of Oppenheimer Capital in New York and Director of Oppenheimer Capital Ltd. in London. Mr. Minard is a director or trustee of 27 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Carl W. Schafer, 59, Trustee. President of the Atlantic Foundation, a charitable foundation supporting mainly oceanographic exploration and research. Director of International Agritech Resources, Inc., an agribusiness investment and consulting firm, Ardic Exploration and Development Ltd. and Hidden Lake Gold Mines Ltd., gold mining companies, Electronic Clearing House, Inc., a financial transactions processing company, Wainoco Oil Corporation and BioTechniques Laboratories, Inc., an agricultural biotechnology company. Prior to January 1993, chairman of the Investment Advisory Committee of the Howard Hughes Medical Institute and director of Ecova Corporation, a toxic waste treatment firm. Mr. Schafer is a director or trustee of 12 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.


     Antoine W. van Agtmael, , Executive Vice President and Chief Investment Officer. President of the Sub-Adviser, Managing Director of Strategic Investment Management ('SIM'), Strategic Investment Management International ('SIMI'), Emerging Markets Investors Corporation ('EMI'), Strategic Investment Partners, Inc. ('SIP') and a Director of India Growth Fund.


     Margo N. Alexander, 48, President. President, chief executive officer and a director of Mitchell Hutchins. Prior to January 1995, an executive vice president of PaineWebber. Ms. Alexander is also a trustee of one other investment company and president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Teresa M. Boyle, 36, Vice President. First vice president and manager -- advisory administration of Mitchell Hutchins. Prior to November 1993, compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, a vice president and manager -- legal administration of Mitchell Hutchins. Ms. Boyle is also a vice president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Mary Claire Choksi,    ,  Senior Vice President.  Managing Director of  the
Sub-Adviser, SIM, SIMI, EMI and SIP, each a registered investment adviser.

     Michael  A.  Duffy,     ,  Senior  Vice President  and  Investment Officer.
Managing Director of the Sub-Adviser, SIM, SIMI, EMI and SIP.

     Scott H. Griff, 29, Vice President and Assistant Secretary. Vice president and attorney of Mitchell Hutchins. Prior to January 1995, an associate at the law firm of Cleary, Gottlieb, Steen & Hamilton. Mr. Griff is also a vice president and assistant secretary of 12 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     C. William Maher, 34, Vice President and Assistant Treasurer. Mr. Maher is a first vice president and the senior manager of the Fund Administration Division of Mitchell Hutchins. Mr. Maher is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Anne E. Moran, 38, Vice President and Assistant Treasurer. Vice president of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Dianne E. O'Donnell, 43, Vice President and Secretary. Senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is also a vice president and secretary of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Victoria E. Schonfeld, 44, Vice President. Managing director and general counsel of Mitchell Hutchins. From April 1990 to May 1994, a partner in the law firm of Arnold & Porter. Ms. Schonfeld is also a vice president and assistant secretary of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Paul H. Schubert, 32, Vice President and Assistant Treasurer. First vice president of Mitchell Hutchins. From August 1992 to August 1994, vice president at BlackRock Financial Management, Inc. Prior to August 1992, an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Julian F. Sluyters, 35, Vice President and Treasurer. Senior vice president and the director of the mutual fund finance division of Mitchell Hutchins. Prior to 1991, an audit senior manager with Ernst & Young LLP. Mr. Sluyters is also a vice president and treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Gregory K. Todd, 38, Vice President and Assistant Secretary. First vice president and associate general counsel of Mitchell Hutchins. Prior to 1993, a partner with the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is also a vice president and assistant secretary of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Certain of the Trustees and officers of the Trust are directors and/or trustees and officers of other mutual funds managed by Mitchell Hutchins. The addresses of the non-interested Trustees are as follows: Mr. Beaubien, Montague Industrial Park, 101 Industrial Road, Box 746, Turner Falls, Massachusetts 01376; Mr. Hewitt, P.O. Box 2359, Princeton, New Jersey 08543-2359; Mr. Jordan, 200 Park Avenue, New York, New York 10166; and Mr. Schafer, P.O. Box 1164, Princeton, New Jersey 08542. The address of Mr. Minard and the officers listed above, other than Messrs. van Agtmael and Duffy and Ms. Choksi, is 1285 Avenue of the Americas, New York, New York 10019. The address of Messrs. van Agtmael and Duffy and Ms. Choksi is 1001 Nineteenth Street North, Arlington, Virginia 22209-1722.

     By virtue of the responsibilities assumed by Mitchell Hutchins under its management agreement with the Trust (the 'Management Agreement'), and by the Sub-Adviser under its Sub-Investment Advisory Agreement with Mitchell Hutchins and the Trust, the Fund requires no executive employees other than officers of the Trust, none of whom devotes full time to the affairs of the Fund. Trustees
and  officers of the Trust, as a group, owned       % of the outstanding Class Y
shares of beneficial interest as of September 30, 1995 and owned less than 1% of the outstanding Class A shares and Class C shares of beneficial interest as of September 30, 1995. The Trust pays each Trustee who is not an officer, director or employee of Mitchell Hutchins, the Sub-Adviser, or any of their affiliates, an annual retainer of $1,000, and $375 for each Board of Trustees meeting attended, and reimburses the Trustee for out-of-pocket expenses associated with attendance at Board meetings. The Chairman of the Board's audit committee receives an annual fee of $250. No officer, director or employee of Mitchell Hutchins, the Sub-Adviser, or any of their affiliates, receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The amount of compensation paid by the Fund to each Trustee for the fiscal year ended June 30, 1995, and the aggregate amount of compensation paid to each such Trustee for the year ended December 31, 1994 by all investment companies in the same fund complex for which such person is a Board member were as follows:

                                                                                                        (5)
                                                              (3)                                TOTAL COMPENSATION
                                        (2)                PENSION OR               (4)           FROM FUND AND 12
             (1)                     AGGREGATE        RETIREMENT BENEFITS    ESTIMATED ANNUAL     OTHER INVESTMENT
        NAME OF BOARD            COMPENSATION FROM     ACCRUED AS PART OF      BENEFITS UPON      COMPANIES IN THE
            MEMBER                     FUND             FUND'S EXPENSES         RETIREMENT         FUND COMPLEX*
------------------------------   -----------------    --------------------   -----------------   ------------------
David J. Beaubien                     $                       None                 None               $ 80,700
William W. Hewitt, Jr.                $                       None                 None               $ 74,425
Thomas R. Jordan                      $                       None                 None               $ 83,125
Frank P.L. Minard                        None                 None                 None                   None
Carl W. Schafer                       $                       None                 None               $ 84,575

------------

* Represents total compensation paid to each Trustee during the calendar year ended December 31, 1994.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

     The Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins or the Sub-Adviser. General expenses of the Trust not readily identifiable as belonging to the Fund are allocated among the Fund or the Trust's other series by or under the direction of the board of trustees in such manner as the board deems to be fair and equitable. Expenses borne by the Fund include the following (or the Fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Trust under federal and state securities laws and maintenance of such registrations and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the 1940 Act) of the Trust or Mitchell Hutchins, (6) all expenses incurred in connection with the trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment. company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

     For the fiscal year ended June 30, 1995 and for the period January 19, 1994 (commencement of operations) through June 30, 1994, the Trust paid fees with
respect to the Fund of [$          ] and $537,792, respectively, to the  Trust's
investment adviser and administrator during those periods.

     For the fiscal year ended June 30, 1995 and for the period January 19, 1994 (commencement of operations) through June 30, 1994 the Trust's investment
adviser and administrator paid fees of [$         ] and $371,807,  respectively,
to the Sub-Adviser with respect to the Fund.

     Mitchell Hutchins has agreed that, if in any fiscal year of the Fund, the aggregate expenses of the Fund (including management fees, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Trust, Mitchell Hutchins will reimburse the Trust for the excess expense. This expense reimbursement obligation is limited to the amount of Mitchell Hutchins' fees under its respective agreement with the Trust in respect of the Fund. Any expense reimbursement will be estimated, reconciled and paid on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive state expense limitation applicable to the Fund requires reimbursement of expenses in any year that the Fund's expenses subject to the limitation exceed 2 1/2% of the first $30 million of the average daily value of the Fund's net assets, 2% of the next $70 million of the average daily value of the Fund's net assets and 1 1/2% of the remaining average daily value of the Fund's net assets. For the fiscal year ended June 30, 1995, the Fund's expenses did not exceed such limitations.

     Under their respective agreements with the Trust in respect of the Fund, each of Mitchell Hutchins and the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust with respect to the Fund in connection with the matters to which the agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber and other Mitchell Hutchins advisory clients.

     The Sub-Adviser's personnel also may invest in securities for their own accounts pursuant to its code of ethics which establishes procedures for personal investing and restricts certain transactions.

DISTRIBUTION ARRANGEMENTS


     Mitchell Hutchins acts as the distributor of the Class Y shares of the Fund under a distribution contract with the Trust that requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. Under an exclusive dealer agreement between Mitchell Hutchins and PaineWebber relating to Class Y shares of the Fund, PaineWebber and its correspondent firms sell the Fund's Class Y shares.


                             PORTFOLIO TRANSACTIONS

     Decisions to buy and sell securities for the Fund are made by the Sub-Adviser, subject to review by Mitchell Hutchins and the Trust's Board of Trustees. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed.

     Subject to policies established by the board of directors, the Sub-Adviser is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, the Sub-Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Generally, bonds are traded on the OTC market on a 'net' basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. For the period January 19, 1994 (commencement of operations) through the fiscal year ended June 30, 1994 and for the fiscal year
ended June 30, 1995, the Fund paid $363,528 and [$          ], respectively,  in
aggregate brokerage commissions.

     The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Trust's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins and its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that are members of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal year ended June 30, 1995, the Fund paid [no] brokerage commissions to PaineWebber.

     Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

     Consistent with the interest of the Fund and subject to the review of the board of directors, the Sub-Adviser may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For the fiscal year ended June 30,
1995,  the Sub-Adviser directed  [$              ]  in portfolio transactions to
brokers chosen because they provided research services, for which the Fund  paid
[$       ] in commissions. For purchases or sales with broker-dealer firms which act as principal, the Sub-Adviser seeks best execution. Although the Sub-Adviser may receive certain research or execution services in connection with these transactions, the Sub-Adviser will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, the Sub-Adviser will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. The Sub-Adviser may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provided research or execution services. These procedures include the Sub-Adviser receiving multiple quotes from dealers before executing the transaction on an agency basis.

     Research services furnished by the brokers or dealers through which or with which the Fund effects securities transactions may be used by the Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to the Sub-Adviser by brokers or dealers in connection with other funds or accounts that the Sub-Adviser advises may be used by the Sub-Adviser in advising the Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the Sub-Investment Contract.

     Investment decisions for the Fund and for other investment accounts managed by the Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     The Fund will not purchase securities in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Corporation's board of directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.


     PORTFOLIO TURNOVER. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal year ended June 30, 1995 and for the period from January 19, 1994 (commencement of operations) to June 30, 1994, the portfolio turnover rate for the Fund was 76.07% and 8.11%, respectively.



                              VALUATION OF SHARES


     The Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Sub-Adviser as the primary market. Securities traded in the OTC market and listed on Nasdaq are valued at the last available sale price on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation.

     The Fund invests in foreign securities and, as a result, the calculation of each Class' net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. A security that is listed or traded on more than one exchange is valued for purposes of calculating each Class' net asset value at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If the bid and offered quotations are not available, the rate of exchange is determined in good faith by the Trustees.

     Where market quotations, are readily available, debt securities are valued based upon those quotations, provided such quotations adequately reflect, in the Sub-Adviser's judgment, fair value of the security. Where such market quotations are not readily available, such securities are valued based upon appraisals received from a pricing service using a computerized matrix system, or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities or assets will be valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the Trust's board of trustees determines that this does not represent fair value.

                            PERFORMANCE INFORMATION

     The Fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     TOTAL RETURN. Average annual total return quotes ('Standardized Return') used in the Fund's Performance Advertisements are calculated according to the following formula:

     P(1 + T)n =     ERV
where:    P    =     a hypothetical initial payment of $1,000 to purchase shares of a specified Class
          T    =     average annual total return of shares of that Class
          n    =     number of years
          ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the Fund's maximum 4.5% initial sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B and Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

     The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The Fund calculates Non-Standardized Return for specified periods of time by assuming the investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of these charges would reduce the return.

     Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years will reflect conversion of the Class B shares to Class A shares at the end of the sixth year.


     The following table shows performance information for the Class A, Class C and Class Y shares of the Fund for the periods indicated. No Class B shares were outstanding during those periods. All returns for periods of more than one year are expressed as an average return.



                                                                           CLASS A    CLASS C    CLASS Y
                                                                           -------    -------    -------
Fiscal year ended June 30, 1995:
     Standardized Return*...............................................         %          %          %
     Non-Standardized Return............................................         %          %          %
Five years ended June 30, 1995:
     Standardized Return*...............................................       NA         NA         NA
     Non-Standardized Return............................................       NA         NA         NA
Inception** to June 30, 1995:
     Standardized Return*...............................................         %          %          %
     Non-Standardized Return............................................         %          %          %


------------

 * All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. Class C shares impose a contingent deferred sales charge only on redemptions made within a year of purchase; therefore, Non-Standardized Return is identical to Standardized Return.


** The inception date for the Class A shares, Class C shares and Class Y shares of the Fund is January 19, 1994.


     OTHER INFORMATION. In Performance Advertisements, the Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ('Lipper') for growth funds; CDA Investment Technologies, Inc. ('CDA'); Wiesenberger Investment Companies Service ('Wiesenberger'); Investment Company Data Inc. ('ICD'); or Morningstar Mutual Funds ('Morningstar'); or with the performance of recognized stock and other indexes, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the International Finance Corporation Global Total Return Index, the Morgan Stanley International Capital World Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Non-U.S. World Government Bond Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW

YORK   TIMES,  THE   CHICAGO  TRIBUNE,   THE  WASHINGTON   POST  and   THE  KIP-
LINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

     The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

     The Fund may also compare its performance with the performance of bank certificates of deposits (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote'r' Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns thereon and net asset value will fluctuate. The debt securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

     Set forth below is a summary of certain income tax considerations generally affecting the Fund and its shareholders. The summary is not intended as a substitute for individual tax planning, and shareholders are urged to consult their tax advisors regarding the application of federal, state, local and foreign tax laws to their specific tax situations.

TAX STATUS OF THE FUND AND ITS SHAREHOLDERS

     The Fund is treated as a separate entity for federal income tax purposes. The Fund's net investment income, capital gains and distributions are determined for each Class of shares separately from any other series or Class that the Trust may designate.

     The Fund has qualified for the fiscal period ended June 30, 1995 as a 'regulated investment company' under the Code and intends to continue to qualify for this treatment for each year. If the Fund (1) is a regulated investment company and (2) distributes to its shareholders at least 90% of its net investment income (including for this purpose its net realized short term capital gains), the Fund will not be liable for federal income taxes to the extent that its net investment income and its net realized long term and short term capital gains, if any, are distributed to its shareholders. The Fund will be subject to a nondeductible 4% excise tax to the extent it does not satisfy certain other distribution requirements. The Fund intends to distribute sufficient income so as to avoid both the corporate income tax and the excise tax.

     The Fund's transactions in foreign currencies, forward currency contracts, options and futures contracts (including options and futures on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) will require the Fund to 'mark to market' certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above and in the Prospectus. The Fund will seek to monitor its transactions, will seek to make the appropriate tax elections and will seek to make the appropriate entries in its books and records when it acquires any foreign currency, forward currency contract, option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     As a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares is a long term capital gain or loss if the shareholder has held the shares for more than one year. The gain or loss is a short term capital gain or loss if the shareholder has held the shares for one year or less.

     The Fund's net realized long term capital gains are distributed as described in the Prospectus. The distributions ('capital gain dividends'), if any, will be taxable to shareholders as long term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Trust to the shareholders of the Fund after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any Fund share, and if the share is sold before it has been held by the shareholder for more than six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, will be treated as a long term capital loss. Investors considering buying Fund shares on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment.

     Special rules contained in the Code apply when a Fund shareholder (1) disposes of shares of the Fund through a redemption or exchange within 90 days of purchase and (2) subsequently acquires shares of another PaineWebber mutual fund on which a sales charge normally is imposed without paying a sales charge in accordance with the exchange privilege described in the Prospectus. In these cases, any gain on the disposition of the Fund shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the Fund shares subsequently acquired. In addition, if shares of the Fund are purchased within 30 days of redeeming shares at a loss, the loss will not be deductible and instead will increase the basis of the newly purchased shares.

     If a shareholder fails to furnish the Trust with a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to 'backup withholding,' then the shareholder may be subject to a 31% 'backup withholding' tax with respect to (1) taxable dividends and distributions from the Fund and (2) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

     If the Fund purchases shares in certain foreign entities classified under the Code as 'passive foreign investment companies,' the Fund may be subject to federal income tax on a portion of an 'excess distribution' or gain from the disposition of the shares, even though the income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, gain on the disposition of shares in a passive foreign investment company generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on either the Fund or its shareholders with respect to any taxes arising from excess distributions or gains on the disposition of shares in a passive foreign investment company.

     The Fund may be eligible to elect to include in its gross income its share of earnings of a passive foreign investment company on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Fund.

     Legislation currently pending before the U.S. Congress would unify and, in certain cases, modify the anti-deferral rules contained in various provisions of the Code, including the passive foreign investment company provisions, related to the taxation of U.S. shareholders of foreign corporations. In the case of a passive foreign company ('PFC'), as defined in the legislation, having 'marketable stock,' the legislation would require U.S. shareholders owning less than 25% of a PFC that is not U.S.-controlled to mark to market the PFC stock annually, unless such shareholders elected to include in income currently their proportionate shares of the PFC's income and gain. Otherwise, U.S. shareholders would be treated substantially the same as under current law. Special rules applicable to mutual funds would classify as 'marketable stock' all stock in PFCs owned by the Fund; however, the Fund would not be liable for tax on income from PFCs that is distributed to shareholders. It is impossible to predict if or when the legislation will become law and, if it is so enacted, what form it will ultimately take. If the Fund is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under proposed regulations, each year to mark-to-market the stock (that is, treat it as if it were sold for fair market value). Such an election could also result in acceleration of income to the Fund.

                               OTHER INFORMATION


     The Trust was organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time (the 'Declaration'). The Fund commenced operations on January 19, 1994. Prior to November 1, 1995, the name of the Fund was 'Mitchell Hutchins/Kidder, Peabody Emerging Markets Equity Fund.' Prior to February 13, 1995, the name of the Fund was 'Kidder, Peabody Emerging Markets Equity Fund.' Prior to November 1, 1995, the Fund's Class C shares were called 'Class B' shares and Class Y shares were called 'Class C' shares. New Class B shares were not offered prior to November 1, 1995.


     Massachusetts law provides that shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration provides for indemnification from the Trust's property for all losses and expenses of any shareholder of the Trust held personally liable for the obligations of the Trust. Thus, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

     CLASS-SPECIFIC EXPENSES. The Fund might determine to allocate certain of its expenses (in addition to distribution fees) to the specific Classes of the Fund's shares to which those expenses are attributable. For example, Class B shares of the Funds bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the Transfer Agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the Classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each Class and the relative amounts of net assets in each Class.

INDEPENDENT AUDITORS

     Ernst & Young LLP, located at 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Trust. In that capacity, Ernst & Young LLP audits the Trust's financial statements at least annually.

COUNSEL

     Willkie Farr & Gallagher, located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022, serves as counsel to the Trust.

                              FINANCIAL STATEMENTS

     The Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1995 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               ------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                    ----
Statement of Additional Information..............     1
Investment Policies and Restrictions.............     1
Trustees and Officers............................     5
Investment Advisory and Distribution
  Arrangements...................................     8
Portfolio Transactions...........................    10
Valuation of Shares..............................    12
Performance Information..........................    13
Taxes............................................    15
Other Information................................    17
Financial Statements.............................    18


'c'1995 PAINEWEBBER INCORPORATED

[Logo] Recycled Paper

PaineWebber

 Emerging Markets Equity Fund
Class Y Shares


 -------------------------------------------------------
                     Statement of Additional Information
                                        November 1, 1995

 -------------------------------------------------------
                                             PAINEWEBBER

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements:


          To be completed by subsequent amendment before this post-effective amendment becomes effective.


     (b) Exhibits:


EXHIBIT NO.                                             DESCRIPTION OF EXHIBIT
-----------   -----------------------------------------------------------------------------------------------------------
    1(a)      -- Declaration of Trust*
    1(b)      -- Amendment to Declaration of Trust**
    2         -- By-Laws*
    3         -- Inapplicable
    4         -- Form of certificate for shares of beneficial interest*
    5(a)      -- Form of Investment Advisory and Administration Agreement relating to EMEF and MBF**
    5(b)      -- Form of Management and Investment Advisory Agreement relating to GHIF*
    5(c)      -- Form of Sub-Investment Advisory Agreement relating to EMEF**
    5(d)      -- Form of Co-Investment Advisory Agreement relating to GHIF*
    6(a)      -- Form of Distribution Agreement*
    6(b)      -- Form of Supplemental Distribution Agreement*
    7         -- Inapplicable
    8         -- Form of Custody Contract with State Street Bank and Trust Company**
    9         -- Form of Transfer Agency Agreement**
   10         -- Opinion of Bingham, Dana & Gould, including consent**
   11         -- Consent of Independent Auditors**
   12         -- Inapplicable
   13         -- Form of Purchase Agreement*
   14         -- Inapplicable
   15(a)      -- Form of Amended and Restated Shareholder Servicing and Distribution Plan*
   15(b)      -- Form of Shareholder Servicing Agreement*
   15(c)      -- Form of Distribution Related Services Agreement*
   16(a)      -- Schedule for computation of each performance quotation provided in response to Item 22 for MBF.*
   16(b)      -- Schedule for computation of each performance quotation provided in response to Item 22 for EMEF.*
   17         -- Powers of Attorney


------------

 * Previously filed.


** To be filed by amendment.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     No person is controlled by or under common control with the Registrant.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


                                                   NUMBER OF RECORD
              TITLE OF CLASS                 HOLDERS AS OF AUGUST 28, 1995
------------------------------------------   -----------------------------

Shares representing beneficial interests,
  par value $.001 per share of:
  PaineWebber Emerging Markets Equity Fund
  Class A                                                1,681
  Class B                                                1,366
  Class C                                                  619
  Mitchell Hutchins/Kidder, Peabody
  Global High Income Fund
  Class A                                                    1
  Class B                                                    1
  Class C                                                    1
  Mitchell Hutchins/Kidder, Peabody
  Municipal Bond Fund
  Class A                                                  199
  Class B                                                   93
  Class C                                                   25


ITEM 27. INDEMNIFICATION

     Reference is made to Article IV of Registrant's Declaration of Trust filed as Exhibit 1 to this Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the 'Securities Act'), may be permitted for Trustees, officers and controlling persons of Registrant pursuant to provisions of Registrant's Declaration of Trust, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

     Reference is made to 'Management of the Fund' in the Prospectuses forming Part A, and the Statements of Additional Information forming Part B, of this Registration Statement.




(a) Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins')



     The list required by this Item 28 of officers and directors of Mitchell Hutchins, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Mitchell Hutchins pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-13219).



(b) Emerging Markets Management


     The list required by this Item 28 of officers and partners of Emerging Markets Management ('EMM'), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules B and D of Form ADV filed by EMM pursuant to the Investment Advisers Act of 1940, as amended, (SEC File No. 801-31852).


ITEM 29. PRINCIPAL UNDERWRITERS



     (a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following investment companies:



     ALL AMERICAN TERM TRUST INC.
     GLOBAL HIGH INCOME DOLLAR FUND, INC.
     GLOBAL SMALL CAP FUND, INC.
     INSTITUTIONAL SERIES TRUST
     MITCHELL HUTCHINS/KIDDER, PEABODY EQUITY INCOME FUND, INC.
     MITCHELL HUTCHINS/KIDDER, PEABODY GOVERNMENT INCOME FUND, INC. MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST
     MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST II
     MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST III
     PAINEWEBBER AMERICA FUND
     PAINEWEBBER INVESTMENT SERIES
     PAINEWEBBER MANAGED ASSETS TRUST
     PAINEWEBBER MANAGED INVESTMENTS TRUST
     PAINEWEBBER MASTER SERIES, INC.
     PAINEWEBBER MUNICIPAL SERIES
     PAINEWEBBER MUTUAL FUND TRUST
     PAINEWEBBER OLYMPUS FUND
     PAINEWEBBER PREMIER HIGH INCOME TRUST, INC.
     PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC.
     PAINEWEBBER PREMIER TAX-FREE INCOME FUND INC.
     PAINEWEBBER REGIONAL FINANCIAL GROWTH FUND INC.
     PAINEWEBBER SECURITIES TRUST
     PAINEWEBBER SERIES TRUST
     STRATEGIC GLOBAL INCOME FUND, INC.
     TRIPLE A AND GOVERNMENT SERIES -- 1997, INC.
     2002 TARGET TERM TRUST INC.

     (b) Mitchell Hutchins, a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber') is the Registrant's principal underwriter. PaineWebber acts as exclusive dealer of the Registrant's shares. The directors and officers of Mitchell Hutchins, their principal business addresses, and their positions and offices with Mitchell Hutchins are identified in its Form ADV filed December 19, 1994 with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses, and their positions and offices with PaineWebber are identified in its Form ADV filed February 13, 1995 with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as trustees or officers of the Registrant:



                                                    POSITIONS AND      POSITIONS AND OFFICES WITH
               NAME AND PRINCIPAL                      OFFICES          UNDERWRITER OR EXCLUSIVE
                BUSINESS ADDRESS                   WITH REGISTRANT               DEALER
------------------------------------------------   ----------------   ----------------------------
Frank P.L. Minard ..............................   Trustee            Director and Chairman of
  1285 Avenue of the Americas                                         Mitchell Hutchins
  New York, NY 10019
Margo N. Alexander .............................   President          Director and Executive Vice
  1285 Avenue of the Americas                                         President
  New York, NY 10019
Teresa M. Boyle ................................   Vice President     Vice President and
  1285 Avenue of the Americas                                         Manager -- Advisory
  New York, NY 10019                                                  Administration of Mitchell
                                                                      Hutchins
Scott H. Griff .................................   Vice President     Vice President and Attorney
  1285 Avenue of the Americas                      and Assistant      of Mitchell Hutchins
  New York, NY 10019                               Secretary
C. William Maher ...............................   Vice President     Vice President of Mitchell
  1285 Avenue of the Americas                      and Assistant      Hutchins
  New York, NY 10019                               Treasurer
Ann E. Moran ...................................   Vice President     Vice President of Mitchell
  1285 Avenue of the Americas                      and Assistant      Hutchins
  New York, NY 10019                               Treasurer
Dianne E. O'Donnell ............................   Vice President     Senior Vice President and
  1285 Avenue of the Americas                      and Assistant      Deputy General Counsel of
  New York, NY 10019                               Secretary          Mitchell Hutchins
Victoria E. Schonfeld ..........................   Vice President     Managing Director and
  1285 Avenue of the Americas                                         General Counsel of Mitchell
  New York, NY 10019                                                  Hutchins
Paul H. Schubert ...............................   Vice President     First Vice President of
  1285 Avenue of the Americas                      and Assistant      Mitchell Hutchins
  New York, NY 10019                               Treasurer
Julian F. Sluyters .............................   Vice President     Senior Vice President and
  1285 Avenue of the Americas                      and Treasurer      Director of the Mutual Fund
  New York, NY 10019                                                  Finance Division of Mitchell
                                                                      Hutchins
Gregory K. Todd ................................   Vice President     First Vice President and
  1285 Avenue of the Americas                      and Assistant      Associate General Counsel of
  New York, NY 10019                               Secretary          Mitchell Hutchins



     (c) Inapplicable.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended (the '1940 Act'), and the rules thereunder, are maintained at the offices of: Registrant located at 1285 Avenue of the Americas, New York, New York 10019; PFPC Inc., Registrant's transfer and dividend agent, located at 400 Bellevue

Parkway,  Wilmington, Delaware 19809;  and State Street  Bank and Trust Company,
Registrant's  custodian,   located  at   One  Heritage   Drive,  North   Quincy,
Massachusetts 02171.


ITEM 31. MANAGEMENT SERVICES

     Inapplicable.

ITEM 32. UNDERTAKINGS

     (a) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     (b) Registrant undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a trustee or trustees of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 6th day of October, 1995.



                           MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST II

                                                  /s/ DIANNE E. O'DONNELL
                                          By: ..................................
                                                    DIANNE E. O'DONNELL,
                                                VICE PRESIDENT AND SECRETARY


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                                       TITLE                               DATE
-----------------------------------------  -----------------------------------------------   ------------------

         /S/ MARGO N. ALEXANDER*           President (Chief Executive Officer)                October 6, 1995
 ........................................
           MARGO N. ALEXANDER

         /S/ JULIAN F. SLUYTERS            Vice President and Treasurer (Chief Financial      October 6, 1995
 ........................................    and Accounting Officer)
           JULIAN F. SLUYTERS

         /S/ DAVID J. BEAUBIEN**           Trustee                                            October 6, 1995
 ........................................
            DAVID J. BEAUBIEN

      /S/ WILLIAM W. HEWITT, JR.**         Trustee                                            October 6, 1995
 ........................................
         WILLIAM W. HEWITT, JR.

         /S/ THOMAS R. JORDAN**            Trustee                                            October 6, 1995
 ........................................
            THOMAS R. JORDAN

        /S/ FRANK P.L. MINARD***           Trustee                                            October 6, 1995
 ........................................
            FRANK P.L. MINARD

          /S/ CARL W. SCHAFER**            Trustee                                            October 6, 1995
 ........................................
             CARL W. SCHAFER



------------



  * Signature affixed by Dianne E. O'Donnell pursuant to power of attorney dated July 21, 1995 and filed herewith.



 ** Signature affixed by Dianne E. O'Donnell pursuant to power of attorney dated
    March 8, 1995 and filed herewith.



*** Signature affixed by Dianne E. O'Donnell pursuant to power of attorney dated
    May 18, 1995 and filed herewith.

                                 EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION OF EXHIBIT                        PAGE
-----------                 --------------------------                      ----

   17         -- Powers of Attorney.......................................